Exhibit 99.2
Unaudited
Financial Supplement
September 30, 2006
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3—4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11—13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
NCM and First Franklin Full-Time Equivalent Employees	18
Credit Quality Statistics	19—21
Ten Largest Nonperforming Assets	21
Commercial Loan Industry Concentration	21
Consumer and Small Business Financial Services Performance Measures	22
Asset Management Performance Measures	23
Loan Sale and Servicing Revenue	24
NCM Loan Sale Data	25
NCM Loan Servicing Data	26
First Franklin Loan Sale and Servicing Data	27
First Franklin Portfolio Statistics	28
Home Equity Sale and Servicing Portfolio Data	29
Home Equity Portfolio Data	30
Line of Business Results	31—35

Monthly Financial Trends
Consolidated Selected Average Balances	36
Capitalization	37
Full-Time Equivalent Employees By Line of Business	37
Consumer and Small Business Financial Services Performance Measures	38
Asset Management Performance Measures	39
National City Mortgage Statistics	39
First Franklin Statistics	40
Detail of First Franklin Results	41

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
National City Warehouse Resources reclassification
Effective September 2006, the Corporation implemented a change in the management and reporting of its National City Warehouse Resources business unit. In prior periods, this business unit was managed and reported as a unit of National Consumer Finance. National City Warehouse Resources is now managed and reported within Wholesale Banking. Prior periods’ results have been restated to conform with the current presentation.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005
EARNINGS
Tax-equivalent interest income	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$6,694	$5,650
Interest expense	1,148	1,076	969	921	827	694	594	509	424	3,193	2,115

Tax-equivalent net interest income	1,150	1,167	1,184	1,192	1,207	1,171	1,157	1,218	1,177	3,501	3,535
Provision for credit losses	73	60	27	132	56	26	70	81	98	160	152

Tax-equivalent NII after provision for credit losses	1,077	1,107	1,157	1,060	1,151	1,145	1,087	1,137	1,079	3,341	3,383
Fees and other income	916	783	644	768	748	976	785	1,442	1,021	2,343	2,509
Securities gains (losses), net	—	1	12	9	(1)	5	14	11	3	13	18
Noninterest expense	1,184	1,174	1,149	1,267	1,156	1,180	1,148	1,247	1,211	3,507	3,484

Income before taxes and tax-equivalent adjustment	809	717	664	570	742	946	738	1,343	892	2,190	2,426
Income taxes	250	238	197	164	256	313	247	376	293	685	816
Tax-equivalent adjustment	8	6	8	8	8	8	7	7	8	22	23

Net income	$551	$473	$459	$398	$478	$625	$484	$960	$591	$1,483	$1,587

Effective tax rate	31.2%	33.5%	30.1%	29.1%	34.9%	33.4%	33.8%	28.1%	33.2%	31.6%	34.0%

PER COMMON SHARE
Net income:
Basic	$.92	$.77	$.75	$.65	$.75	$.98	$.75	$1.48	$.88	$2.44	$2.48
Diluted	.90	.77	.74	.64	.74	.97	.74	1.46	.86	2.41	2.45
Dividends paid	.39	.37	.37	.37	.37	.35	.35	.35	.35	1.13	1.07
Book value	21.48	20.84	20.69	20.51	20.54	20.42	19.82	19.80	18.98
Market value (close)	36.60	36.19	34.90	33.57	33.44	34.12	33.50	37.55	38.62
Average shares:
Basic	603.8	609.7	611.9	618.2	635.9	636.9	643.0	652.9	663.3	608.4	638.6
Diluted	612.1	618.2	619.7	625.4	644.7	644.1	652.5	666.3	677.1	616.6	647.1

PERFORMANCE RATIOS
Return on average common equity	17.23%	15.08%	14.91%	12.57%	14.59%	19.65%	15.35%	29.71%	19.00%	15.76%	16.52%
Return on average total equity	17.24	15.10	14.92	12.59	14.61	19.66	15.37	29.72	19.01	15.77	16.53
Return on average assets	1.58	1.35	1.33	1.10	1.31	1.80	1.42	2.77	1.76	1.42	1.50
Net interest margin	3.73	3.73	3.81	3.74	3.72	3.76	3.78	4.01	3.97	3.76	3.75
Efficiency ratio	57.33	60.17	62.85	64.65	59.16	54.95	59.10	46.85	55.11	60.01	57.65

LINE OF BUSINESS (LOB) RESULTS(1)
Net Income:
National City Mortgage	$47	($51)	($70)	$20	$26	$153	$85	$13	$139	($74)	$264
National Consumer Finance	117	144	119	127	125	148	158	131	168	380	431

Total mortgage businesses	164	93	49	147	151	301	243	144	307	306	695

Rest of National City (RONC):
Consumer and Small Business Financial Services	193	211	178	162	171	153	140	159	151	582	464
Wholesale Banking	209	199	203	198	212	200	188	200	170	611	600
Asset Management	23	30	22	14	19	26	21	18	25	75	65
National Processing	—	—	—	—	—	—	—	(9)	17	—	—
Parent and Other	(38)	(60)	7	(123)	(75)	(55)	(108)	448	(79)	(91)	(237)

Total RONC	387	380	410	251	327	324	241	816	284	1,177	892

Total Consolidated National City Corporation	$551	$473	$459	$398	$478	$625	$484	$960	$591	$1,483	$1,587

LOB Contribution to Diluted Earnings Per Share:
National City Mortgage	$.08	($.09)	($.11)	$.03	$.04	$.24	$.13	$.01	$.20	($.12)	$.41
National Consumer Finance	.19	.24	.19	.20	.20	.23	.24	.19	.25	.62	.67

Total mortgage businesses	.27	.15	.08	.23	.24	.47	.37	.20	.45	.50	1.08

Rest of National City (RONC):
Consumer and Small Business Financial Services	.31	.34	.29	.26	.27	.23	.22	.24	.22	.94	.72
Wholesale Banking	.34	.32	.33	.32	.32	.31	.29	.30	.25	.99	.92
Asset Management	.04	.05	.04	.02	.03	.04	.03	.03	.04	.13	.10
National Processing	—	—	—	—	—	—	—	(.01)	.02	—	—
Parent and Other	(.06)	(.09)	—	(.19)	(.12)	(.08)	(.17)	.70	(.12)	(.15)	(.37)

Total RONC	.63	.62	.66	.41	.50	.50	.37	1.26	.41	1.91	1.37

Total Consolidated National City Corporation	$.90	$.77	$.74	$.64	$.74	$.97	$.74	$1.46	$.86	$2.41	$2.45

(1)	See pages 31-35 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005
CREDIT QUALITY STATISTICS
Net charge-offs	$117	$76	$121	$138	$83	$72	$87	$104	$97	$314	$242
Provision for credit losses	73	60	27	132	56	26	70	81	98	160	152
Loan loss allowance	932	989	1,001	1,094	1,108	1,125	1,179	1,188	1,178
Lending-related commitment allowance	80	77	79	84	88	100	93	100	127
Nonperforming assets	689	667	647	596	585	572	578	563	628
Annualized net charge-offs to average portfolio loans	.48%	.30%	.46%	.52%	.30%	.27%	.35%	.41%	.41%	.41%	.31%
Loan loss allowance to period-end portfolio loans	1.00	.98	.98	1.03	1.02	1.05	1.15	1.19	1.21
Loan loss allowance to nonperforming portfolio loans	198.25	202.14	207.14	223.11	230.08	238.64	245.11	256.92	234.48
Loan loss allowance (period-end) to annualized net charge-offs	200.10	326.17	204.29	199.42	336.67	391.50	330.46	290.31	302.46	222.09	341.69
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.74	.66	.63	.56	.54	.53	.56	.56	.64

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	7.50%	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%	8.25%	8.23%
Total risk-based capital(1)	10.31	10.20	10.31	10.54	10.78	11.20	11.25	11.79	11.86
Leverage(1)	7.15	6.89	6.92	6.83	7.03	7.36	7.22	7.31	7.35
Period-end equity to assets	9.36	8.91	9.00	8.86	8.80	9.02	8.97	9.18	9.14
Period-end tangible common equity to assets (2)	7.00	6.60	6.70	6.57	6.57	6.75	6.65	6.83	6.71
Average equity to assets	9.16	8.97	8.94	8.78	8.95	9.13	9.23	9.31	9.24	9.03%	9.10%
Average equity to portfolio loans	13.03	12.35	11.83	11.79	11.98	12.16	12.62	12.96	12.95	12.39	12.22
Average portfolio loans to deposits	116.64	122.88	127.05	126.68	127.88	130.12	124.24	118.81	115.64	122.14	127.59
Average portfolio loans to core deposits	140.31	146.55	155.09	156.15	158.32	154.90	150.92	145.55	141.36	147.21	154.97
Average portfolio loans to earning assets	79.11	81.32	84.71	83.41	83.59	84.13	82.45	81.54	80.57	81.70	83.51
Average securities to earning assets	6.40	6.24	6.20	6.00	5.75	6.21	6.67	7.44	7.79	6.28	6.20

AVERAGE BALANCES
Assets	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$139,280	$141,076
Portfolio loans	97,404	101,757	105,431	106,433	108,386	104,908	101,283	99,127	95,425	101,501	105,025
Loans held for sale or securitization	15,065	12,760	8,826	11,172	11,570	10,109	11,502	11,503	11,861	12,240	10,922
Securities (at cost)	7,874	7,802	7,719	7,657	7,450	7,746	8,195	9,044	9,230	7,799	7,793
Earning assets	123,126	125,127	124,459	127,608	129,659	124,691	122,847	121,574	118,433	124,232	125,758
Core deposits	69,419	69,434	67,979	68,160	68,462	67,728	67,109	68,105	67,506	68,950	67,770
Purchased deposits and funding	52,321	54,338	55,105	58,661	59,567	55,859	54,713	53,030	49,907	53,910	56,732
Total equity	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,359	12,574	12,838

PERIOD-END BALANCES
Assets	$138,144	$141,486	$140,231	$142,397	$146,750	$144,143	$140,982	$139,414	$136,615
Portfolio loans	92,963	100,973	102,269	106,039	108,910	106,808	102,932	100,271	97,554
Loans held for sale or securitization	19,505	12,964	11,779	9,667	11,942	11,539	11,639	12,430	10,745
Securities (at fair value)	7,906	7,726	7,609	7,875	7,568	7,694	8,085	8,765	9,338
Core deposits	68,788	69,744	69,884	68,408	67,738	67,922	68,336	67,297	67,003
Purchased deposits and funding	51,987	54,069	52,879	56,564	61,839	58,639	55,274	55,282	52,535
Total equity	12,927	12,610	12,623	12,613	12,920	13,002	12,643	12,804	12,492

(1)	Third quarter 2006 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005
Interest Income:
Loans	$2,143,202	$2,089,927	$2,010,826	$1,977,690	$1,904,666	$1,736,785	$1,619,969	$1,573,283	$1,459,677	$6,243,955	$5,261,420
Securities:
Taxable	98,585	97,085	89,988	85,291	81,689	86,041	89,776	100,509	103,590	285,658	257,506
Exempt from Federal income taxes	6,217	6,495	6,857	7,205	7,377	7,538	8,389	8,106	7,820	19,569	23,304
Dividends	256	345	1,351	2,424	2,420	2,436	1,577	2,104	2,882	1,952	6,433
Federal funds sold and security resale agreements	8,840	7,013	3,994	4,165	3,977	2,070	2,054	2,283	1,668	19,847	8,101
Other investments	33,132	35,265	32,064	27,615	26,407	22,107	22,151	34,490	17,621	100,461	70,665

Total interest income	2,290,232	2,236,130	2,145,080	2,104,390	2,026,536	1,856,977	1,743,916	1,720,775	1,593,258	6,671,442	5,627,429

Interest Expense:
Deposits	638,290	581,307	537,053	494,185	439,887	357,827	312,702	275,894	230,042	1,756,650	1,110,416
Federal funds borrowed and security repurchase agreements	82,632	53,967	59,207	72,887	61,801	37,551	37,654	30,651	25,778	195,806	137,006
Borrowed funds	23,387	31,909	22,500	27,869	19,037	14,492	6,498	5,384	3,794	77,796	40,027
Long-term debt	403,899	408,688	350,025	325,990	306,175	284,428	237,088	197,420	164,343	1,162,612	827,691

Total interest expense	1,148,208	1,075,871	968,785	920,931	826,900	694,298	593,942	509,349	423,957	3,192,864	2,115,140

Net interest income	1,142,024	1,160,259	1,176,295	1,183,459	1,199,636	1,162,679	1,149,974	1,211,426	1,169,301	3,478,578	3,512,289
Provision for credit losses	72,932	59,917	27,043	131,868	55,452	25,827	70,447	81,545	98,432	159,892	151,726

Net interest income after provision for credit losses	1,069,092	1,100,342	1,149,252	1,051,591	1,144,184	1,136,852	1,079,527	1,129,881	1,070,869	3,318,686	3,360,563

Noninterest Income:
Loan sale revenue	233,479	285,001	144,096	193,139	157,881	258,485	198,851	152,878	201,659	662,576	615,217
Loan servicing revenue	124,556	(20,597)	(44,053)	32,535	65,429	187,756	113,659	21,721	190,013	59,906	366,844
Deposit service charges	214,354	203,587	188,548	201,109	197,987	176,307	164,877	178,263	176,107	606,489	539,171
Insurance Revenue	33,767	32,989	31,735	31,997	24,617	25,110	21,065	22,204	23,580	98,491	70,792
Trust and investment management fees	74,442	80,031	73,055	71,560	72,986	78,379	73,087	72,406	73,146	227,528	224,452
Card-related fees	28,413	25,794	30,420	27,861	31,414	29,413	21,704	23,093	23,544	84,627	82,531
Brokerage revenue	35,217	30,266	33,565	41,173	35,252	43,590	39,418	45,107	34,343	99,048	118,260
Leasing revenue	53,514	61,110	60,166	58,534	65,758	68,952	74,071	81,281	87,522	174,790	208,781
Other	118,450	84,910	126,399	110,269	96,206	108,178	78,623	844,582	211,473	329,759	283,007

Total fees and other income	916,192	783,091	643,931	768,177	747,530	976,170	785,355	1,441,535	1,021,387	2,343,214	2,509,055
Securities gains (losses), net	283	990	11,716	9,083	(1,107)	4,858	14,253	10,649	2,989	12,989	18,004

Total noninterest income	916,475	784,081	655,647	777,260	746,423	981,028	799,608	1,452,184	1,024,376	2,356,203	2,527,059

Noninterest Expense:
Salaries, benefits, and other personnel	649,031	635,968	640,639	659,085	654,313	635,387	611,465	652,070	630,482	1,925,638	1,901,165
Equipment	74,158	78,877	78,798	80,630	70,971	75,880	75,990	91,746	72,955	231,833	222,841
Net occupancy	73,053	73,125	73,490	71,794	71,136	72,087	100,630	68,527	66,044	219,668	243,853
Third-party services	87,111	91,326	78,790	96,693	80,654	79,995	75,049	102,717	91,741	257,227	235,698
Card processing	7,395	6,595	6,686	5,754	5,297	5,198	4,847	13,488	58,969	20,676	15,342
Marketing and public relations	36,092	37,903	28,268	65,498	31,558	39,288	28,189	33,645	29,640	102,263	99,035
Leasing expense	37,861	42,254	43,105	45,010	24,649	52,735	56,575	57,068	63,097	123,220	133,959
Other	219,497	207,727	198,899	242,754	217,735	219,079	195,132	227,009	198,386	626,123	631,946

Total noninterest expense	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	1,147,877	1,246,270	1,211,314	3,506,648	3,483,839

Income before income tax expense	801,369	710,648	656,224	561,633	734,294	938,231	731,258	1,335,795	883,931	2,168,241	2,403,783
Income tax expense	250,022	237,722	197,417	163,504	256,463	313,104	247,116	375,990	293,216	685,161	816,683

Net income	$551,347	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142	$959,805	$590,715	$1,483,080	$1,587,100

Net Income Per Common Share:
Basic	$.92	$.77	$.75	$.65	$.75	$.98	$.75	$1.48	$.88	$2.44	$2.48
Diluted	.90	.77	.74	.64	.74	.97	.74	1.46	.86	2.41	2.45
Average Common Shares:
Basic	603,848,871	609,656,508	611,910,838	618,227,109	635,857,605	636,882,733	643,004,817	652,948,959	663,338,716	608,442,541	638,555,538
Diluted	612,063,772	618,230,041	619,697,278	625,358,669	644,687,904	644,134,005	652,487,487	666,250,318	677,143,218	616,635,735	647,074,563

Memo:
Tax-equivalent net interest income	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$1,218,819	$1,176,642	$3,500,700	$3,534,526
Net income available to common stockholders	550,910	472,511	458,392	397,714	477,416	624,734	483,749	959,412	590,322	1,481,813	1,585,899

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2006			2005				2004
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
Assets
Cash and demand balances due from banks	$3,035,430	$3,804,115	$3,288,577	$3,707,665	$3,707,932	$3,937,424	$3,651,704	$3,832,040	$3,629,582
Federal funds sold and security resale agreements	371,610	925,594	472,356	301,260	409,338	265,575	191,985	302,534	292,554
Securities available for sale, at fair value	7,906,165	7,725,543	7,609,199	7,874,628	7,568,403	7,694,298	8,085,276	8,764,956	9,337,745
Other investments	1,813,649	2,405,917	2,218,936	2,108,622	1,913,213	1,929,430	1,818,145	1,450,197	1,836,714
Loans held for sale or securitization:
Commercial	36,263	82,276	66,298	10,784	13,964	9,000	9,000	24,534	16,591
Commercial real estate	336,995	87,292	186,951	35,306	89,349	137,789	741,175	546,072	235,708
Residential real estate	15,596,231	9,683,317	8,709,827	9,192,282	11,831,802	10,976,873	10,888,793	11,859,715	10,492,391
Credit card	—	—	—	425,000	—	414,343	—	—	—
Home equity lines of credit	3,522,022	3,099,705	2,810,156	—	—	—	—	—	—
Student loans	13,741	11,334	5,765	3,758	6,431	1,176	—	—	—

Total loans held for sale or securitization	19,505,252	12,963,924	11,778,997	9,667,130	11,941,546	11,539,181	11,638,968	12,430,321	10,744,690
Portfolio loans:
Commercial	29,862,733	29,298,715	28,147,700	27,571,913	27,548,742	27,934,129	26,382,505	25,160,464	25,075,730
Commercial construction	3,851,922	3,585,662	3,434,287	3,366,774	3,149,020	3,112,916	2,921,411	2,922,921	2,894,973
Commercial real estate	12,022,002	12,233,327	11,969,954	12,407,576	12,132,712	11,787,695	11,931,676	12,193,394	12,024,140
Residential real estate	23,824,603	31,443,519	32,589,900	32,822,947	33,074,697	32,498,082	30,984,625	30,398,068	30,117,952
Home equity lines of credit	15,293,584	16,626,039	17,599,150	21,438,690	22,649,068	21,735,749	20,130,281	19,018,449	17,382,471
Credit card and other unsecured lines of credit	2,704,794	2,569,448	2,453,129	2,611,679	2,371,087	2,302,375	2,293,615	2,413,465	2,295,173
Other consumer	5,403,854	5,216,159	6,075,268	5,819,144	7,984,637	7,436,695	8,288,293	8,164,633	7,763,934

Total portfolio loans	92,963,492	100,972,869	102,269,388	106,038,723	108,909,963	106,807,641	102,932,406	100,271,394	97,554,373
Allowance for loan losses	(932,058)	(989,405)	(1,001,324)	(1,094,047)	(1,108,194)	(1,125,127)	(1,178,824)	(1,188,462)	(1,177,680)

Net portfolio loans	92,031,434	99,983,464	101,268,064	104,944,676	107,801,769	105,682,514	101,753,582	99,082,932	96,376,693
Properties and equipment	1,325,761	1,308,358	1,300,488	1,328,903	1,277,607	1,267,479	1,275,620	1,268,688	1,263,170
Equipment leased to others	594,303	661,542	706,779	696,327	758,325	865,476	961,814	1,050,787	1,165,681
Other real estate owned	196,937	167,378	151,376	97,008	92,411	90,578	90,062	89,362	107,296
Mortgage servicing rights	2,285,104	2,541,250	2,361,617	2,115,715	1,835,921	1,454,444	1,787,344	1,504,866	1,416,112
Goodwill	3,339,631	3,346,779	3,304,999	3,313,109	3,322,205	3,317,259	3,298,052	3,302,413	3,308,500
Other intangible assets	157,403	162,188	155,286	168,353	183,056	194,796	198,459	213,461	253,800
Derivative assets	693,444	566,777	642,234	772,918	785,764	983,019	910,956	885,541	1,210,692
Accrued income and other assets	4,887,573	4,922,748	4,972,103	5,300,800	5,152,489	4,921,966	5,320,326	5,235,838	5,671,388

Total Assets	$138,143,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617

Liabilities
Deposits:
Noninterest bearing	$16,188,883	$17,312,118	$17,186,781	$17,429,227	$18,059,199	$18,756,679	$19,200,996	$18,652,502	$18,339,275
NOW and money market accounts	28,734,045	28,710,382	29,538,292	28,304,007	27,906,992	28,191,008	29,081,000	29,263,454	29,678,397
Savings accounts	1,821,496	1,970,616	2,105,325	2,147,022	2,222,831	2,369,628	2,459,455	2,552,990	2,580,343
Consumer time	22,043,743	21,750,652	21,053,803	20,527,784	19,548,914	18,604,907	17,594,106	16,828,303	16,404,590

Core deposits	68,788,167	69,743,768	69,884,201	68,408,040	67,737,936	67,922,222	68,335,557	67,297,249	67,002,605
Other	5,199,389	4,846,707	6,061,923	6,734,915	7,322,820	6,432,114	5,019,009	4,635,416	4,794,275
Foreign	8,794,632	8,633,371	5,470,495	8,843,036	8,357,477	8,784,996	7,335,170	14,021,942	5,078,531

Total deposits	82,782,188	83,223,846	81,416,619	83,985,991	83,418,233	83,139,332	80,689,736	85,954,607	76,875,411
Federal funds borrowed and security repurchase agreements	7,346,405	4,912,465	5,236,545	6,499,254	7,788,910	8,217,810	7,610,530	5,892,428	6,542,450
Borrowed funds	3,956,550	3,150,985	2,461,246	3,517,537	5,452,671	1,538,640	1,796,793	2,035,900	7,627,340
Long-term debt	26,689,743	32,525,381	33,648,686	30,969,616	32,917,618	33,665,675	33,512,583	28,695,992	28,492,599
Derivative liabilities	668,477	1,119,162	1,004,762	738,343	695,752	643,487	841,483	596,822	633,828
Accrued expenses and other liabilities	3,773,609	3,943,974	3,840,215	4,073,502	3,556,508	3,936,741	3,887,679	3,434,658	3,950,515

Total Liabilities	125,216,972	128,875,813	127,608,073	129,784,243	133,829,692	131,141,685	128,338,804	126,610,407	124,122,143
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,407,502	2,420,214	2,439,965	2,460,191	2,515,572	2,546,862	2,551,086	2,586,999	2,633,092
Capital surplus	3,766,184	3,749,508	3,709,927	3,681,603	3,734,318	3,726,660	3,682,830	3,647,711	3,666,340
Retained earnings	6,764,416	6,564,449	6,522,324	6,459,212	6,630,213	6,649,450	6,362,731	6,468,231	6,105,769
Accumulated other comprehensive income	(11,378)	(124,407)	(49,278)	11,865	40,184	78,782	46,842	100,588	87,273

Total Stockholders’ Equity	12,926,724	12,609,764	12,622,938	12,612,871	12,920,287	13,001,754	12,643,489	12,803,529	12,492,474

Total Liabilities and Stockholders’ Equity	$138,143,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617

Common Shares Outstanding	601,875,473	605,053,511	609,991,042	615,047,663	628,892,825	636,715,366	637,771,299	646,749,650	658,272,817
Memo:
Noninterest bearing escrow balances	$3,498,396	$3,780,740	$3,700,578	$3,514,063	$4,240,458	$4,430,980	$4,357,808	$4,191,801	$3,980,704
Interest bearing escrow balances	128,891	140,555	131,339	141,388	129,176	136,386	154,546	128,103	122,322

Noninterest bearing deposits excluding escrow balances	12,690,487	13,531,378	13,486,203	13,915,164	13,818,741	14,325,699	14,843,188	14,460,701	14,358,571
Core deposits excluding escrow balances	65,160,880	65,822,473	66,052,284	64,752,589	63,368,302	63,354,856	63,823,203	62,977,345	62,899,579

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

Assets
Earning Assets:
Portfolio loans:
Commercial	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$28,605	$26,718
Commercial construction	3,723	3,507	3,426	3,279	3,083	2,999	2,909	2,936	2,815	3,553	2,997
Commercial real estate	12,061	12,100	12,022	12,153	12,069	11,782	12,127	11,998	11,993	12,061	12,133
Residential real estate	28,488	31,812	32,921	32,787	33,537	31,669	30,515	30,548	29,639	31,058	31,918
Home equity lines of credit	15,629	17,089	20,979	21,808	22,160	20,950	19,520	18,203	16,348	17,880	20,886
Credit card and other unsecured lines of credit	2,654	2,528	2,515	2,469	2,399	2,304	2,351	2,350	2,281	2,566	2,352
Other consumer	5,304	6,012	6,028	6,488	7,712	8,053	8,308	7,919	7,565	5,778	8,021

Total portfolio loans	97,404	101,757	105,431	106,433	108,386	104,908	101,283	99,127	95,425	101,501	105,025
Loans held for sale or securitization:
Commercial	49	68	12	25	18	13	16	16	61	43	16
Commercial real estate	116	142	86	122	84	279	312	326	328	115	83
Residential real estate	11,904	9,086	7,977	10,089	11,178	9,746	11,174	11,161	11,472	9,670	10,701
Automobile	—	—	—	710	—	—	—	—	—	—	—
Student	15	4	4	4	5	—	—	—	—	8	2
Home equity lines of credit	2,981	3,460	331	15	—	—	—	—	—	2,267	—
Credit card	—	—	416	207	285	71	—	—	—	137	120

Total loans held for sale or securitization	15,065	12,760	8,826	11,172	11,570	10,109	11,502	11,503	11,861	12,240	10,922
Securities available for sale, at cost	7,874	7,802	7,719	7,657	7,450	7,746	8,195	9,044	9,230	7,799	7,793
Federal funds sold and security resale agreements	654	536	327	355	378	218	259	289	284	507	286
Other investments	2,129	2,272	2,156	1,991	1,875	1,710	1,608	1,611	1,633	2,185	1,732

Total earning assets	123,126	125,127	124,459	127,608	129,659	124,691	122,847	121,574	118,433	124,232	125,758
Allowance for loan losses	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,029)	(1,158)
Fair value (depreciation) appreciation of securities available for sale	(120)	(120)	(28)	(8)	74	79	146	161	82	(90)	100
Cash and demand balances due from banks	3,075	3,246	3,326	3,493	3,698	3,687	3,706	3,829	3,354	3,215	3,697
Properties and equipment	1,311	1,300	1,311	1,293	1,270	1,282	1,277	1,263	1,259	1,307	1,276
Equipment leased to others	617	687	707	727	796	915	1,008	1,100	1,248	670	906
Other real estate owned	186	158	104	95	92	91	92	109	112	150	91
Mortgage servicing rights	2,465	2,438	2,191	2,071	1,662	1,710	1,504	1,448	1,842	2,366	1,626
Goodwill	3,346	3,326	3,310	3,319	3,323	3,308	3,300	3,319	3,315	3,328	3,310
Other intangible assets	156	156	161	174	184	188	206	197	225	157	193
Derivative assets	153	—	140	248	317	295	353	505	330	92	322
Accrued income and other assets	5,107	4,710	4,807	5,060	5,015	4,605	5,252	5,701	4,684	4,882	4,955

Total Assets	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$139,280	$141,076

Liabilities
Deposits:
Noninterest bearing	$16,740	$17,057	$16,766	$17,752	$18,706	$18,434	$18,136	$18,883	$18,731	$16,854	$18,427
NOW and money market accounts	28,810	28,872	28,367	28,160	28,233	28,726	29,253	29,851	29,778	28,685	28,734
Savings accounts	1,903	2,042	2,106	2,189	2,303	2,425	2,531	2,706	2,679	2,016	2,419
Consumer time	21,966	21,463	20,740	20,059	19,220	18,143	17,189	16,665	16,318	21,395	18,190

Core deposits	69,419	69,434	67,979	68,160	68,462	67,728	67,109	68,105	67,506	68,950	67,770
Brokered retail CDs	4,161	4,899	5,492	6,073	6,255	4,843	4,336	4,480	4,373	4,846	5,152
Other	1,049	956	1,047	885	764	619	538	566	828	1,017	642
Foreign	8,878	7,518	8,469	8,900	9,278	7,432	9,539	10,279	9,809	8,289	8,749

Total deposits	83,507	82,807	82,987	84,018	84,759	80,622	81,522	83,430	82,516	83,102	82,313
Federal funds borrowed and security repurchase agreements	6,876	5,110	6,198	8,151	7,976	6,077	7,130	7,126	8,033	6,064	7,064
Borrowed funds	1,925	2,768	2,180	2,865	2,123	2,524	1,486	1,651	1,120	2,290	2,047
Long-term debt	29,432	33,087	31,719	31,787	33,171	34,364	31,684	28,928	25,744	31,404	33,078
Derivative liabilities	431	181	188	193	240	219	284	319	364	268	247
Accrued expenses and other liabilities	3,576	3,501	3,656	3,420	3,718	3,115	3,631	3,729	3,567	3,578	3,489

Total Liabilities	125,747	127,454	126,928	130,434	131,987	126,921	125,737	125,183	121,344	126,706	128,238
Total Stockholders’ Equity	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,359	12,574	12,838

Total Liabilities and Stockholders’ Equity	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$139,280	$141,076

Memo:

Noninterest bearing escrow balances	$4,250	$4,084	$3,651	$4,346	$4,965	$4,431	$4,038	$4,574	$4,340	$3,997	$4,328
Interest bearing escrow balances	136	139	136	136	138	137	138	128	119	137	138
Noninterest bearing deposits excluding escrow balances	12,490	12,973	13,115	13,406	13,741	14,003	14,098	14,309	14,391	12,857	14,099
Core deposits excluding escrow balances	65,033	65,211	64,192	63,678	63,359	63,160	62,933	63,403	63,047	64,816	63,304

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$5,635	$5,760	$5,527	$7,098	$8,294	$7,694	$8,511	$9,123	$8,892	$5,641	$8,166
First Franklin	3,765	2,768	2,322	2,991	2,884	2,052	2,636	1,985	2,483	2,957	2,527
National Home Equity (NHE)	760	558	128	—	—	—	—	—	—	484	—
National City Home Loan Services (formerly Altegra)	1,744	—	—	—	—	—	25	48	4	588	8
Provident PCFS(1)	—	—	—	—	—	—	2	5	93	—	—

Total mortgage loans held for sale	$11,904	$9,086	$7,977	$10,089	$11,178	$9,746	$11,174	$11,161	$11,472	$9,670	$10,701

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$23,547	$22,900	$21,782	$21,919	$22,347	$22,168	$20,699	$20,531	$20,182	$22,750	$21,744
Floorplan	998	1,081	1,067	1,031	946	1,054	1,046	1,059	1,078	1,049	1,015
Leases	3,532	3,428	3,522	3,477	3,215	3,067	2,918	2,697	2,655	3,494	3,068
Non-taxable	333	310	303	293	312	301	307	313	333	315	307
International	1,135	990	866	729	606	561	583	573	536	997	584

Total Commercial	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$28,605	$26,718

Real estate — residential
First Franklin(2)	$13,585	$17,530	$18,629	$18,978	$19,614	$18,497	$18,425	$18,393	$17,497	$16,563	$18,850
Altegra/Loan Zone(3)	6	7	7	7	8	8	8	39	128	7	8
Bank portfolio and other	8,614	7,966	7,766	7,414	7,803	7,285	6,258	6,391	6,456	8,119	7,121
Home equity installment	6,283	6,309	6,519	6,388	6,112	5,879	5,824	5,725	5,558	6,369	5,939

Total Real Estate — Residential	$28,488	$31,812	$32,921	$32,787	$33,537	$31,669	$30,515	$30,548	$29,639	$31,058	$31,918

Credit Card and Other Unsecured Lines of Credit
Credit card	$958	$892	$920	$919	$926	$896	$983	$1,002	$996	$924	$935
Personal lines of credit	786	759	750	726	664	618	603	600	545	764	629
Business lines of credit	910	877	845	824	809	790	765	748	740	878	788

Total Credit Card and Other Unsecured Lines of Credit	$2,654	$2,528	$2,515	$2,469	$2,399	$2,304	$2,351	$2,350	$2,281	$2,566	$2,352

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(4)
Home equity lines of credit	$6,993	$8,396	$12,190	$12,919	$13,292	$12,163	$10,860	$9,611	$8,021	$9,174	$12,114
Installment loans (real estate-residential)	1,572	1,688	2,018	2,001	1,855	1,741	1,651	1,596	1,555	1,758	1,750

Total National Home Equity	$8,565	$10,084	$14,208	$14,920	$15,147	$13,904	$12,511	$11,207	$9,576	$10,932	$13,864

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 28 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Represents a division under the National Consumer Finance line of business.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2006			2005				2004
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$5,703	$6,185	$5,790	$6,785	$8,346	$8,288	$8,668	$9,552	$8,802
First Franklin	2,878	2,645	2,389	2,407	3,486	2,689	2,221	1,898	1,521
National Home Equity (NHE)	1,042	853	531	—	—	—	—	—	—
National City Home Loan Services (formerly Altegra)	5,973	—	—	—	—	—	—	407	121
Provident PCFS(1)	—	—	—	—	—	—	—	3	48

Total Mortgage Loans Held for Sale or Securitization	$15,596	$9,683	$8,710	$9,192	$11,832	$10,977	$10,889	$11,860	$10,492

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$23,432	$23,300	$22,359	$21,805	$22,252	$22,843	$21,412	$20,317	$20,444
Floorplan	989	1,068	1,103	1,097	950	1,055	1,047	1,105	1,049
Leases	3,812	3,531	3,439	3,546	3,377	3,166	3,033	2,836	2,681
Non-taxable	342	319	300	305	300	310	305	308	329
International	1,288	1,081	947	819	670	560	585	594	573

Total Commercial	$29,863	$29,299	$28,148	$27,572	$27,549	$27,934	$26,382	$25,160	$25,076

Real estate — residential
First Franklin(2)	$8,302	$16,583	$18,254	$18,681	$19,490	$18,880	$18,131	$18,260	$18,116
Altegra/Loan Zone(3)	6	7	7	7	7	8	7	8	6
Bank portfolio and other	9,232	8,549	7,997	7,623	7,288	7,678	6,988	6,404	6,310
Home equity installment	6,285	6,305	6,332	6,512	6,290	5,932	5,859	5,726	5,686

Total Real Estate — Residential	$23,825	$31,444	$32,590	$32,823	$33,075	$32,498	$30,985	$30,398	$30,118

BANK STOCK FUND
Cost basis of equity investments	—	—	—	$135	$282	$247	$220	$208	$187
Unrealized gains, net	—	—	—	4	2	14	9	28	13

Fair Value of Investments	—	—	—	$139	$284	$261	$229	$236	$200

INTANGIBLE ASSETS
Goodwill	$3,340	$3,347	$3,305	$3,313	$3,322	$3,317	$3,298	$3,302	$3,309
Core deposit intangibles	125	133	127	134	142	151	159	170	161
Credit card intangibles	5	5	6	6	6	2	2	2	2
Other intangibles	27	24	22	28	35	42	38	42	90

Total Intangible Assets	$3,497	$3,509	$3,460	$3,481	$3,505	$3,512	$3,497	$3,516	$3,562

Memo:
Holding company investment in subsidiaries	$13,889	$13,895	$13,548	$13,246	$13,941	$13,704	$13,409	$13,927	$13,900
Holding company intangible assets	117	122	122	122	109	110	111	109	126
Double leverage ratio (4)	1.08 x	1.11 x	1.08 x	1.06 x	1.09 x	1.06 x	1.07 x	1.10 x	1.12 x

PRINCIPAL INVESTMENTS(5)
Type of Investment:
Direct investments in public entities	—	—	—	—	—	$4	$4	$4	—
Direct investments in nonpublic entities	$312	$326	$319	$317	$336	298	309	319	$344
Indirect investments (funds)	353	355	348	344	350	343	351	342	351

Total Investments	$665	$681	$667	$661	$686	$645	$664	$665	$695

Type of Security:
Common stock	$80	$77	$74	$76	$76	$64	$64	$60	$61
Convertible debt and preferred stock	15	23	26	26	28	32	35	52	67
Investments in partnerships, funds and other equity instruments	390	393	386	379	402	406	416	401	409
Mezzanine (subordinated) debt	180	188	181	180	180	143	149	152	158

Total Investments	$665	$681	$667	$661	$686	$645	$664	$665	$695

Memo:
Commitments to fund principal investments	$292	$310	$290	$295	$272	$297	$243	$264	$238

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 28 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(5)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

CREDIT CARD LOANS(1)
Managed Credit Card Loans:
Average balances:
Loans held in portfolio	$958	$892	$920	$919	$926	$896	$983	$1,002	$996	$924	$935
Loans held for securitization	—	—	416	207	285	71	—	—	—	137	120
Loans securitized	1,450	1,450	1,035	1,240	1,165	1,376	1,450	1,450	1,450	1,313	1,329

Total Average Managed Credit Card Loans	$2,408	$2,342	$2,371	$2,366	$2,376	$2,343	$2,433	$2,452	$2,446	$2,374	$2,384

End of period balances:
Loans held in portfolio	$989	$900	$859	$1,032	$859	$857	$912	$1,070	$971
Loans held for securitization	—	—	—	425	—	414	—	—	—
Loans securitized	1,450	1,450	1,450	1,026	1,450	1,036	1,450	1,450	1,450

Total Managed Credit Card Loans	$2,439	$2,350	$2,309	$2,483	$2,309	$2,307	$2,362	$2,520	$2,421

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$252	$264	$316	$1,145	$2,679	$2,722	$2,760	$2,785	$2,830	$277	$2,720
Loans held for securitization	—	—	—	710	—	—	—	—	—	—	—
Loans securitized	1,801	2,142	2,465	1,257	624	725	835	944	1,051	2,134	727

Total Average Managed Automobile Loans	$2,053	$2,406	$2,781	$3,112	$3,303	$3,447	$3,595	$3,729	$3,881	$2,411	$3,447

End of period balances:
Loans held in portfolio	$228	$232	$271	$352	$2,650	$2,664	$2,785	$2,895	$2,910
Loans held for securitization	—	—	—	—	—	—	—	—	—
Loans securitized	1,668	1,987	2,299	2,602	576	674	778	888	1,002

Total Managed Automobile Loans	$1,896	$2,219	$2,570	$2,954	$3,226	$3,338	$3,563	$3,783	$3,912

HOME EQUITY(4)

Managed Home Equity:
Average balances:
Held in portfolio	$21,878	$23,357	$27,454	$28,152	$28,233	$26,796	$25,310	$23,892	$21,874	$24,210	$26,791
Held for sale or securitization	3,741	4,018	459	15	—	—	—	—	—	2,751	—
Securitized	—	2	10	19	37	46	57	71	80	4	46

Total Average Managed Home Equity	$25,619	$27,377	$27,923	$28,186	$28,270	$26,842	$25,367	$23,963	$21,954	$26,965	$26,837

End of period balances:
Held in portfolio	$21,546	$22,893	$23,889	$27,906	$28,894	$27,633	$25,958	$24,712	$23,037
Held for sale or securitization	4,564	3,953	3,341	—	—	—	—	—	—
Securitized	—	—	13	13	21	42	50	61	76

Total Managed Home Equity	$26,110	$26,846	$27,243	$27,919	$28,915	$27,675	$26,008	$24,773	$23,113

(1)	In March 2006 and August 2005, the Corporation sold through securitization $425 million and $600 million of credit card receivables, respectively.

(2)	In December 2005 and February 2004, the Corporation sold through securitization $2.2 billion and $890 million of indirect prime automobile loans, respectively.

(3)	Represents managed portfolio of indirect prime automobile loans.

(4)	Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans. In April 2006, the Corporation called the home equity securitization.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

AVERAGE BALANCES
Assets
Earning Assets:
Loans(1):
Commercial	$29,594	$28,777	$27,552	$27,474	$27,444	$27,164	$25,569	$25,189	$24,845	$28,648	$26,734
Commercial construction	3,723	3,507	3,426	3,279	3,083	2,999	2,909	2,936	2,815	3,553	2,997
Commercial real estate	12,177	12,242	12,108	12,275	12,153	12,061	12,439	12,324	12,321	12,176	12,216
Residential real estate	40,392	40,898	40,898	42,876	44,715	41,415	41,689	41,709	41,111	40,728	42,619
Home equity lines of credit	18,610	20,549	21,310	21,823	22,160	20,950	19,520	18,203	16,348	20,147	20,886
Credit card and other unsecured lines of credit	2,654	2,528	2,931	2,676	2,684	2,375	2,351	2,350	2,281	2,703	2,472
Other consumer	5,319	6,016	6,032	7,202	7,717	8,053	8,308	7,919	7,565	5,786	8,023

Total loans	112,469	114,517	114,257	117,605	119,956	115,017	112,785	110,630	107,286	113,741	115,947
Securities available for sale, at cost:
Taxable	7,351	7,260	7,153	7,060	6,838	7,112	7,539	8,354	8,583	7,256	7,159
Tax-exempt	523	542	566	597	612	634	656	690	647	543	634

Total securities available for sale	7,874	7,802	7,719	7,657	7,450	7,746	8,195	9,044	9,230	7,799	7,793
Federal funds sold, security resale agreements, and other investments	2,783	2,808	2,483	2,346	2,253	1,928	1,867	1,900	1,917	2,692	2,018

Total earning assets	123,126	125,127	124,459	127,608	129,659	124,691	122,847	121,574	118,433	124,232	125,758
Allowance for loan losses	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,029)	(1,158)
Fair value (depreciation) appreciation of securities available for sale	(120)	(120)	(28)	(8)	74	79	146	161	82	(90)	100
Nonearning assets	16,416	16,021	16,057	16,480	16,357	16,081	16,698	17,471	16,369	16,167	16,376

Total Assets	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$139,280	$141,076

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$28,810	$28,872	$28,367	$28,160	$28,233	$28,726	$29,253	$29,851	$29,778	$28,685	$28,734
Savings accounts	1,903	2,042	2,106	2,189	2,303	2,425	2,531	2,706	2,679	2,016	2,419
Consumer time deposits	21,966	21,463	20,740	20,059	19,220	18,143	17,189	16,665	16,318	21,395	18,190
Other deposits	5,210	5,855	6,539	6,958	7,019	5,462	4,874	5,046	5,201	5,863	5,794
Foreign deposits	8,878	7,518	8,469	8,900	9,278	7,432	9,539	10,279	9,809	8,289	8,749
Federal funds borrowed	3,286	1,746	2,823	4,675	4,506	2,978	3,912	3,987	5,156	2,620	3,801
Security repurchase agreements	3,590	3,364	3,375	3,476	3,470	3,099	3,218	3,139	2,877	3,444	3,263
Borrowed funds	1,925	2,768	2,180	2,865	2,123	2,524	1,486	1,651	1,120	2,290	2,047
Long-term debt	29,432	33,087	31,719	31,787	33,171	34,364	31,684	28,928	25,744	31,404	33,078

Total interest bearing liabilities	105,000	106,715	106,318	109,069	109,323	105,153	103,686	102,252	98,682	106,006	106,075
Noninterest bearing deposits	16,740	17,057	16,766	17,752	18,706	18,434	18,136	18,883	18,731	16,854	18,427
Accrued interest and other liabilities	4,007	3,682	3,844	3,613	3,958	3,334	3,915	4,048	3,931	3,846	3,736

Total Liabilities	125,747	127,454	126,928	130,434	131,987	126,921	125,737	125,183	121,344	126,706	128,238
Total Stockholders’ Equity	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,359	12,574	12,838

Total Liabilities and Stockholders’ Equity	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$139,280	$141,076

Memo:
Interest bearing core deposits	$52,679	$52,377	$51,213	$50,408	$49,756	$49,294	$48,973	$49,222	$48,775	$52,096	$49,343
Interest bearing total deposits	66,767	65,750	66,221	66,266	66,053	62,188	63,386	64,547	63,785	66,248	63,886
Borrowed funding and long-term debt	38,233	40,965	40,097	42,803	43,270	42,965	40,300	37,705	34,897	39,758	42,189

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

INTEREST
Assets
Earning Assets:
Loans(1):
Commercial	$572	$529	$480	$454	$420	$385	$330	$309	$273	$1,581	$1,135
Commercial construction	73	67	62	58	50	45	40	38	33	202	135
Commercial real estate	224	218	209	210	197	188	183	181	173	651	568
Residential real estate	750	738	712	729	725	660	643	663	664	2,200	2,028
Home equity lines of credit	363	373	370	345	323	280	246	197	150	1,106	849
Credit card and other unsecured lines of credit	75	69	83	72	70	57	52	62	46	227	179
Other consumer	90	100	99	115	123	126	129	126	124	289	378

Total loans	2,147	2,094	2,015	1,983	1,908	1,741	1,623	1,576	1,463	6,256	5,272
Securities available for sale, at cost:
Taxable	99	97	92	88	84	88	92	104	106	288	264
Tax-exempt	9	10	10	10	11	12	12	12	12	29	35

Total securities available for sale	108	107	102	98	95	100	104	116	118	317	299
Federal funds sold, security resale agreements, and other investments	43	42	36	32	31	24	24	35	20	121	79

Total earning assets	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$6,694	$5,650

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$211	$194	$172	$151	$132	$112	$93	$77	$61	$577	$337
Savings accounts	3	3	3	2	3	3	2	2	3	9	8
Consumer time deposits	245	224	202	190	169	150	133	124	114	671	452
Other deposits	68	74	74	70	62	41	30	25	19	216	133
Foreign deposits	112	86	86	80	75	51	55	47	34	284	181
Federal funds borrowed	44	22	31	47	40	22	25	21	20	97	87
Security repurchase agreements	38	32	28	26	22	15	13	10	5	98	50
Borrowed funds	23	32	23	28	19	15	6	5	4	78	40
Long-term debt	404	409	350	327	305	285	237	198	164	1,163	827

Total interest bearing liabilities	$1,148	$1,076	$969	$921	$827	$694	$594	$509	$424	$3,193	$2,115

Tax-Equivalent Net Interest Income	$1,150	$1,167	$1,184	$1,192	$1,207	$1,171	$1,157	$1,218	$1,177	$3,501	$3,535

Memo:
Interest bearing core deposits	$459	$421	$377	$343	$304	$265	$228	$203	$178	$1,257	$797
Interest bearing total deposits	639	581	537	493	441	357	313	275	231	1,757	1,111
Borrowed funding and long-term debt	509	495	432	428	386	337	281	234	193	1,436	1,004
Amortization of fair value adjustments included above(2):
Loans	($4)	($5)	($3)	($4)	($7)	($7)	($9)	($9)	($13)	($12)	($23)
Deposits	—	1	(2)	(5)	(9)	(12)	(17)	(21)	(34)	(1)	(38)
Long-term debt	(6)	(6)	(6)	(7)	(8)	(10)	(7)	(17)	(20)	(18)	(25)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

RATES

Assets
Earning Assets:
Loans(1):
Commercial	7.66%	7.38%	7.06%	6.57%	6.07%	5.69%	5.22%	4.90%	4.36%	7.37%	5.67%
Commercial construction	7.83	7.62	7.36	6.99	6.47	5.99	5.59	5.11	4.64	7.61	6.03
Commercial real estate	7.31	7.13	7.02	6.80	6.42	6.25	5.98	5.84	5.58	7.15	6.21
Residential real estate	7.41	7.22	6.97	6.80	6.49	6.36	6.17	6.36	6.47	7.20	6.34
Home equity lines of credit	7.82	7.26	6.94	6.33	5.83	5.34	5.04	4.35	3.66	7.32	5.42
Credit card and other unsecured lines of credit	11.24	10.95	11.44	10.48	10.43	9.74	8.90	10.37	8.16	11.22	9.73
Other consumer	6.70	6.68	6.66	6.34	6.34	6.28	6.28	6.35	6.51	6.68	6.30

Total loans	7.61	7.32	7.10	6.72	6.34	6.06	5.79	5.69	5.44	7.34	6.07
Securities available for sale, at cost:
Taxable	5.37	5.37	5.12	4.96	4.92	4.96	4.88	4.91	4.96	5.29	4.92
Tax-exempt	6.98	7.07	7.20	7.19	7.18	7.40	7.29	7.02	7.28	7.09	7.29

Total securities available for sale	5.48	5.49	5.27	5.14	5.10	5.16	5.07	5.07	5.12	5.41	5.11
Federal funds sold, security resale agreements, and other investments	6.00	6.05	5.92	5.40	5.39	5.02	5.27	7.70	4.01	5.99	5.23

Total earning assets	7.43	7.18	6.96	6.60	6.25	5.99	5.73	5.67	5.39	7.19	6.00

Liabilities
Interest bearing liabilities:
NOW and money market accounts	2.89	2.70	2.46	2.13	1.85	1.57	1.28	1.03	.82	2.69	1.57
Savings accounts	.64	.57	.49	.49	.47	.41	.38	.37	.34	.57	.42
Consumer time deposits	4.43	4.19	3.95	3.75	3.49	3.33	3.13	2.94	2.78	4.19	3.32
Other deposits	5.19	5.02	4.62	4.01	3.48	2.99	2.51	2.03	1.46	4.93	3.06
Foreign deposits	5.00	4.61	4.12	3.58	3.19	2.77	2.33	1.83	1.35	4.59	2.76
Federal funds borrowed	5.33	5.02	4.49	4.03	3.53	2.98	2.55	2.11	1.56	4.96	3.06
Security repurchase agreements	4.25	3.83	3.36	2.90	2.48	2.00	1.65	1.20	.77	3.83	2.05
Borrowed funds	4.82	4.62	4.19	3.86	3.56	2.30	1.77	1.30	1.35	4.54	2.62
Long-term debt	5.45	4.95	4.46	4.08	3.67	3.32	3.03	2.72	2.54	4.95	3.34

Total interest bearing liabilities	4.34	4.04	3.69	3.35	3.00	2.65	2.32	1.98	1.71	4.03	2.67

Net Interest Spread	3.09	3.14	3.27	3.25	3.25	3.34	3.41	3.69	3.68	3.16	3.33
Contribution of noninterest bearing sources of funds	.64	.59	.54	.49	.47	.42	.37	.32	.29	.60	.42

Net Interest Margin	3.73%	3.73%	3.81%	3.74%	3.72%	3.76%	3.78%	4.01%	3.97%	3.76%	3.75%

Memo:
Interest bearing core deposits	3.45%	3.23%	2.98%	2.70%	2.42%	2.16%	1.88%	1.64%	1.45%	3.22%	2.16%
Interest bearing total deposits	3.79	3.55	3.29	2.96	2.64	2.31	2.00	1.70	1.43	3.55	2.32
Borrowed funding and long-term debt	5.30	4.84	4.36	3.96	3.55	3.14	2.82	2.47	2.21	4.83	3.18

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

																			Nine Months Ended
	2006						2005								2004				September 30,
	3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2006	2005
Per common share:
Basic net income	$.92		$.77		$.75		$.65		$.75		$.98		$.75		$1.48		$.88		$2.44	$2.48
Diluted net income	.90		.77		.74		.64		.74		.97		.74		1.46		.86		2.41	2.45
Trailing four quarters basic net income	3.09		2.92		3.13		3.13		3.96		4.09		3.95		4.37		3.78
Trailing four quarters diluted net income	3.05		2.89		3.09		3.09		3.91		4.03		3.89		4.31		3.73
Dividends declared	.39		.37		.37		.37		.37		.35		.35		.35		.35		1.13	1.07
Dividends paid	.39		.37		.37		.37		.37		.35		.35		.35		.35		1.13	1.07
Dividend payout ratio(1)	43.33%		48.05%		50.00%		57.81%		50.00%		36.08%		47.30%		23.97%		40.70%		46.89%	43.67%
Dividend yield (annualized)(2)	4.26		4.09		4.24		4.41		4.43		4.10		4.18		3.73		3.63
P/E ratio(3)	12.00	x	12.52	x	11.29	x	10.86	x	8.55	x	8.47	x	8.61	x	8.71	x	10.35	x

Common dividends declared	$238.0		$227.5		$229.8		$232.6		$236.9		$224.5		$228.4		$231.5		$235.0		$695.3	$689.8
Preferred dividends declared	.4		.4		.4		.4		.4		.4		.4		.4		.4		1.2	1.2

Common dividends paid	238.0		227.5		229.8		232.6		236.9		224.5		228.4		231.5		235.0		695.3	689.8
Preferred dividends paid	.4		.4		.4		.4		.4		.4		.4		.4		.4		1.2	1.2

Shares outstanding(4):
Average basic	603,849		609,657		611,911		618,227		635,858		636,883		643,005		652,949		663,339		608,443	638,556
Average diluted	612,064		618,230		619,697		625,359		644,688		644,134		652,487		666,250		677,143		616,636	647,075
Ending common	601,875		605,054		609,991		615,048		628,893		636,715		637,771		646,750		658,273

Common stock price:
High	$37.42		$38.04		$36.25		$35.04		$37.85		$35.30		$37.75		$39.66		$39.35		$38.04	$37.85
Low	34.50		34.38		33.26		29.75		33.37		32.08		32.85		36.07		34.35		33.26	32.08
Close	36.60		36.19		34.90		33.57		33.44		34.12		33.50		37.55		38.62

Book value per common share	$21.48		$20.84		$20.69		$20.51		$20.54		$20.42		$19.82		$19.80		$18.98
Tangible book value per common share	15.67		15.04		15.02		14.85		14.97		14.90		14.34		14.36		13.57
Other comprehensive income per share	(.02)		(.20)		(.08)		.02		.06		.12		.07		.16		.13

Market to book value	170.4%		173.7%		168.7%		163.7%		162.8%		167.1%		169.0%		189.6%		203.5%

Market capitalization of common stock	$22,029		$21,897		$21,289		$20,647		$21,030		$21,725		$21,365		$24,285		$25,422

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands
INTEREST RATE RISK MEASURES

	2006			2005				2004
	3rd Qtr(1)	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+0.9%	+1.4%	+1.3%	+0.7%	+0.7%	+0.1%	-0.1%	-0.4%	-0.2%
+150 basis points Shock vs. Current Yield Curve(4)	+1.6%	+2.2%	+2.0%	+1.6%	+1.6%	+1.1%	+0.8%	+0.6%	+0.8%
-150 basis points Shock vs. Current Yield Curve(5)	+0.1%	+0.0%	0.0%	-0.6%	-0.7%	-1.2%	-1.8%	-2.0%	-3.1%

(1)	Based on positions at August 31, 2006 and market values at September 15, 2006.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,240	$1,210	$1,227	$1,241	$1,250	$1,266	$815	$559	$566
Subordinated debt	1,070	1,020	1,056	1,089	1,106	1,137	1,331	1,354	1,381
Junior subordinated debentures owed to unconsolidated subsidiary trusts	342	344	343	474	594	598	600	605	609
Other	—	—	—	—	—	—	1	1	1

Total holding company debt	2,652	2,574	2,626	2,804	2,950	3,001	2,747	2,519	2,557
Subsidiary debt:
Subordinated debt	1,986	1,917	1,964	2,011	2,034	2,069	2,015	2,057	2,091
Senior bank notes	20,126	25,275	25,206	22,088	22,997	23,602	23,420	18,549	17,987
FHLB advances	1,887	2,721	3,812	3,920	4,774	4,783	4,851	4,904	4,965
Secured debt financings	27	25	29	131	147	178	480	667	893
Other	12	13	12	16	16	33	—	—	—

Total subsidiary debt	24,038	29,951	31,023	28,166	29,968	30,665	30,766	26,177	25,936

Total Long-Term Debt	$26,690	$32,525	$33,649	$30,970	$32,918	$33,666	$33,513	$28,696	$28,493

Borrowed Funds:
U.S. Treasury demand notes	$2,430	$1,325	$76	$1,754	$2,734	$600	$734	$1,024	$6,374
Short-term senior bank notes	60	46	98	137	79	20	60	195	100
Short-term FHLB advances	—	—	—	150	1,150	—	—	—	—
Commercial paper and other	1,467	1,780	2,287	1,477	1,490	919	1,003	817	1,153

Total Borrowed Funds	$3,957	$3,151	$2,461	$3,518	$5,453	$1,539	$1,797	$2,036	$7,627

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$12,927	$12,610	$12,623	$12,613	$12,920	$13,002	$12,643	$12,804	$12,492

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($9)	($124)	($57)	($4)	$22	$71	$23	$107	$138
SFAS 133 unrealized gain (loss), net	(2)	—	8	16	18	8	24	(6)	(51)

Total Accumulated Other Comprehensive Income, Net of Tax	($11)	($124)	($49)	$12	$40	$79	$47	$101	$87

RISK-BASED CAPITAL (1)
Tier 1 capital	$9,626	$9,392	$9,396	$9,517	$9,913	$10,003	$9,731	$9,815	$9,542
Total risk-based capital	13,236	13,103	13,121	13,500	13,914	14,078	13,853	14,023	13,758
Risk-weighted assets	128,396	128,512	127,273	128,108	129,095	125,720	123,096	118,960	115,990

Tier 1 capital ratio	7.50%	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%	8.25%	8.23%
Total risk-based capital ratio	10.31	10.20	10.31	10.54	10.78	11.20	11.25	11.79	11.86
Leverage ratio	7.15	6.89	6.92	6.83	7.03	7.36	7.22	7.31	7.35
COMMON STOCK ROLLFORWARD
Beginning balance	605.1	610.0	615.0	628.9	636.7	637.8	646.7	658.3	612.9	615.0	646.7
Shares issued under stock award plans	1.4	3.6	3.1	1.0	2.5	1.9	1.5	1.5	5.9	8.1	5.9
Shares issued for acquisitions	—	—	—	—	—	—	—	—	57.0	—	—
Shares issued for PRIDES conversions	—	—	—	—	.4	2.2	3.8	—	—	—	6.4
Shares repurchased under repurchase authorizations	(4.3)	(7.7)	(7.5)	(14.7)	(10.2)	(4.7)	(13.9)	(12.9)	(16.0)	(19.5)	(28.8)
Shares exchanged for stock award plans	(.3)	(.8)	(.6)	(.2)	(.6)	(.4)	(.4)	(.2)	(1.1)	(1.7)	(1.4)
Other	—	—	—	—	.1	(.1)	.1	—	(.4)	—	.1

Ending Balance	601.9	605.1	610.0	615.0	628.9	636.7	637.8	646.7	658.3	601.9	628.9

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	4.3	7.7	7.5	14.7	10.2	4.7	13.9	12.9	16.0	19.5	28.8
Average price per share of repurchased common shares	$36.27	$36.12	$34.10	$32.69	$35.31	$33.73	$35.48	$37.86	$36.83	$35.38	$35.13
Total cost	$155.8	$279.3	$256.1	$479.9	$358.6	$159.2	$494.0	$488.2	$589.2	$691.2	$1,011.8
Common shares remaining under authorization (2)	14.1	18.4	26.1	33.6	8.3	18.5	23.2	37.1	25.0

SELECTED RATIOS AND OTHER
Long-term debt to equity	206.47%	257.94%	266.57%	245.54%	254.77%	258.93%	265.06%	224.13%	228.08%
Long-term debt to total capitalization	67.37	72.06	72.72	71.06	71.81	72.14	72.61	69.15	69.52
Equity to assets	9.36	8.91	9.00	8.86	8.80	9.02	8.97	9.18	9.14
Tangible common equity to assets (3)	7.00	6.60	6.70	6.57	6.57	6.75	6.65	6.83	6.71
Minority interest (4)	$129	$135	$132	$172	$171	$179	$239	$240	$332

(1)	Third quarter 2006 risk-based capital is based upon preliminary data.

(2)	In October 2005, National City’s Board of Directors authorized an additional 40 million shares of issued and outstanding common stock. This new authorization is incremental to the December 2004 share repurchase authorization, for 25 million shares, which replaced all previous share authorizations.

(3)	Excludes goodwill and other intangible assets.

(4)	Included in other liabilities on the consolidated balance sheet.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

Loan sale revenue	$233	$285	$144	$193	$158	$258	$199	$153	$202	$662	$615
Loan servicing revenue	125	(21)	(44)	32	65	188	114	22	190	60	367
Deposit service charges	214	203	189	201	198	176	165	179	176	606	539
Insurance revenue	33	33	32	32	25	25	21	22	24	98	71
Trust and investment management fees	74	80	73	72	73	78	73	72	74	227	224
Card-related fees	29	26	30	28	31	29	22	23	23	85	82
Other service fees	35	37	32	32	34	33	26	33	28	104	93
Brokerage revenue	35	30	34	41	35	44	39	45	34	99	118
Leasing revenue	54	61	60	58	66	69	74	80	88	175	209
Ineffective hedge and other derivative gains (losses), net (1)	23	(11)	(6)	20	(1)	32	13	28	2	6	44
Principal investment gains (losses), net	30	24	34	24	14	9	10	10	19	88	33
Gain on sale of National Processing, Inc.	—	—	—	—	—	—	—	714	—	—	—
Gain on sale of Upper Peninsula branches	—	—	—	—	—	—	—	14	—	—	—
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	—	—	—	(3)	—	—	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	16	—	—	—	—	—	16
All other	31	36	66	35	34	35	29	50	161	133	98

Total fees and other income	916	783	644	768	748	976	785	1,442	1,021	2,343	2,509
Bank stock fund	—	—	11	3	—	2	8	3	—	11	10
Other securities	—	1	1	6	(1)	3	6	8	3	2	8

Total securities gains (losses), net	—	1	12	9	(1)	5	14	11	3	13	18

Total Noninterest Income	$916	$784	$656	$777	$747	$981	$799	$1,453	$1,024	$2,356	$2,527

Memo:
Operating lease intangible amortization(2)	—	($1)	($2)	($4)	($5)	($7)	($8)	($9)	($11)	($3)	($20)

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

Salaries, benefits, and other personnel	$649	$636	$641	$660	$654	$635	$611	$653	$630	$1,926	$1,900
Equipment	74	79	79	80	71	76	76	92	73	232	223
Net occupancy	73	74	73	72	71	72	72	69	66	220	215
Third-party services	87	91	79	96	81	80	75	102	92	257	236
Insurance expense	28	30	27	25	12	11	12	13	14	85	35
Card processing	8	6	7	6	5	5	5	13	59	21	15
Telecommunications	18	20	18	20	21	20	21	22	21	56	62
Marketing and public relations	36	38	28	66	32	39	28	33	30	102	99
Leasing expense	38	42	43	45	25	52	57	57	63	123	134
Postage	21	19	22	18	22	21	22	21	22	62	65
Travel and entertainment	18	20	18	22	20	22	21	25	22	56	63
Supplies	16	15	15	14	14	16	16	19	17	46	46
State and local taxes	20	23	17	8	20	22	24	16	16	60	66
Intangible asset amortization	13	10	11	11	11	15	15	16	17	34	41
FDIC assessments	2	2	3	2	3	2	3	2	3	7	8
OREO expense, net	5	4	—	3	2	—	2	3	2	9	4
Straight-line operating lease rent adjustment	—	—	—	—	—	—	29	—	—	—	29
Impairment, fraud, and other losses, net	22	13	19	52	19	21	16	15	20	54	56
All other	56	52	49	67	73	71	43	76	44	157	187

Total Noninterest Expense	$1,184	$1,174	$1,149	$1,267	$1,156	$1,180	$1,148	$1,247	$1,211	$3,507	$3,484

Memo:
Merger integration costs	$3	$1	—	$5	$9	$12	$19	$39	$28	$4	$40

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

Personal Accounts:
DDA and NOW deposit fees	$8	$9	$8	$9	$9	$9	$9	$10	$10	$25	$27
Savings and time deposit fees	3	3	3	3	3	3	3	3	3	9	9
Overdraft and NSF fees	103	94	81	89	92	73	62	71	72	278	227
Debit card interchange fees	31	29	30	29	28	26	25	25	23	90	79

Total personal account fees	145	135	122	130	132	111	99	109	108	402	342

Business accounts:
Deposit fees	5	6	5	5	7	6	9	10	11	16	22
Overdraft and NSF fees	14	13	12	12	14	9	8	8	8	39	31
Debit card interchange fees	4	5	3	4	3	3	3	3	3	12	9
Cash management fees	42	40	41	39	41	41	39	38	41	123	121

Total Business account fees	65	64	61	60	65	59	59	59	63	190	183

Other deposit service charges	4	4	6	11	1	6	7	11	5	14	14

Total Deposit Service Charges	$214	$203	$189	$201	$198	$176	$165	$179	$176	$606	$539

CARD-RELATED FEES
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

Credit card:
Credit limit exceed and stop payment fees	$3	$3	$3	$2	$4	$2	$3	$2	$2	$9	$9
Cash advance fees	2	1	2	1	1	1	1	1	1	5	3
Interchange fees	19	19	20	20	20	16	10	8	8	58	46
Reward programs and incentives	(11)	(10)	(9)	(10)	(8)	(8)	(7)	(7)	(8)	(30)	(23)
Debt cancellation and other fees	—	(1)	—	(2)	—	3	2	5	5	(1)	5

Total credit card fees	13	12	16	11	17	14	9	9	8	41	40

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1	3	3
Home equity lines of credit	3	3	3	5	3	2	2	1	2	9	7
ATM fees	12	10	10	11	10	12	10	12	12	32	32

Total other card-related fees	16	14	14	17	14	15	13	14	15	44	42

Total Card-Related Fees	$29	$26	$30	$28	$31	$29	$22	$23	$23	$85	$82

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

Salaries and wages	$355	$354	$352	$354	$361	$356	$351	$353	$361	$1,061	$1,068
Incentive compensation	218	204	171	201	229	209	170	207	199	593	608
Deferred personnel costs	(105)	(104)	(90)	(121)	(124)	(116)	(96)	(126)	(131)	(299)	(336)
Stock-based compensation	16	17	16	15	12	15	15	28	15	49	42
Payroll taxes	35	39	53	31	36	38	51	32	37	127	125
Contract labor	38	43	35	67	51	47	34	62	36	116	132
Medical and other benefits	43	46	48	38	45	45	47	31	50	137	137
Retirement plans	21	22	28	16	20	20	26	19	19	71	66
Market valuation adjustments on deferred compensation liabilities	10	(1)	15	6	9	7	(6)	18	4	24	10
Severance and other	18	16	13	53	15	14	19	29	40	47	48

Total Salaries, Benefits, and Other Personnel Expense	$649	$636	$641	$660	$654	$635	$611	$653	$630	$1,926	$1,900

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2006			2005				2004
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Line of business staff:
Consumer and Small Business Financial Services	12,764	12,780	12,488	12,315	12,700	12,980	12,822	12,714	12,297
Wholesale Banking	2,459	2,427	2,458	2,498	2,499	2,468	2,418	2,351	2,335
National City Mortgage	6,837	7,088	7,305	7,673	7,831	7,956	7,970	7,814	7,674
National Consumer Finance
First Franklin Financial Corporation	2,475	2,451	2,406	2,571	2,716	2,598	2,392	2,391	2,481
National City Home Loan Services	593	579	518	510	442	398	341	325	326
National Home Equity	440	469	484	503	514	497	448	414	415
National Recreation Finance	1	10	52	56	65	64	65	64	64

Total National Consumer Finance	3,509	3,509	3,460	3,640	3,737	3,557	3,246	3,194	3,286
Asset Management	1,486	1,518	1,520	1,506	1,518	1,570	1,527	1,519	1,524
National Processing(2)	—	—	—	—	—	—	—	—	1,608

Corporate support staff(3)	6,566	6,629	6,617	6,638	6,848	6,962	7,125	7,638	7,668

Total Employees	33,621	33,951	33,848	34,270	35,133	35,493	35,108	35,230	36,392

(1)	Represents period-end, active, full-time equivalent employees

(2)	In October 2004, the National Processing business was sold

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process
NCM AND FIRST FRANKLIN FULL-TIME EQUIVALENT EMPLOYEES(1)

	2006			2005				2004
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

NCM:
Loan origination — commission	2,566	2,590	2,577	2,565	2,650	2,731	2,782	2,674	2,640
Loan origination — non-commission	2,444	2,605	2,664	2,903	2,985	3,045	3,003	3,017	2,934

Total loan origination	5,010	5,195	5,241	5,468	5,635	5,776	5,785	5,691	5,574
Loan servicing	752	785	812	842	848	813	817	800	786
Indirect production	815	830	880	998	983	995	1,003	974	977
Corporate overhead and other	260	278	372	365	365	372	365	349	337

Total NCM FTEs	6,837	7,088	7,305	7,673	7,831	7,956	7,970	7,814	7,674

First Franklin:
Loan origination — commission	805	805	773	788	782	756	680	661	662
Loan origination — non-commission	1,313	1,253	1,327	1,468	1,608	1,457	1,328	1,341	1,461

Total loan origination	2,118	2,058	2,100	2,256	2,390	2,213	2,008	2,002	2,123
Indirect production	190	195	126	130	138	187	206	213	196
Corporate overhead and other	167	198	180	185	188	198	178	176	162

Total First Franklin FTEs	2,475	2,451	2,406	2,571	2,716	2,598	2,392	2,391	2,481

(1)	Represents period-end, active, full-time equivalent employees

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005
LOAN LOSS ALLOWANCE
Beginning loan loss allowance	$989	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$1,094	$1,188
Provision for loan losses	70	62	32	136	68	19	77	108	100	164	164
Allowance related to loans acquired, sold, or securitized	(10)	2	(4)	(12)	(2)	(1)	1	6	147	(12)	(2)
Charge-offs:
Commercial	37	28	45	59	27	31	43	60	63	110	101
Commercial construction	1	2	—	—	2	—	2	10	2	3	4
Commercial real estate	2	5	7	8	11	8	5	8	6	14	24
Residential real estate	82	47	46	37	26	29	42	34	30	175	97
Home equity lines of credit	20	15	21	17	10	8	7	8	6	56	25
Credit card and other unsecured lines of credit	20	20	28	39	33	30	28	25	26	68	91
Other consumer	12	11	26	30	24	20	26	28	24	49	70

Total charge-offs	174	128	173	190	133	126	153	173	157	475	412

Recoveries:
Commercial	15	10	16	20	20	25	32	42	22	41	77
Commercial construction	—	—	—	2	—	—	—	1	—	—	—
Commercial real estate	2	1	2	3	2	2	3	3	4	5	7
Residential real estate	23	19	12	14	13	12	17	10	18	54	42
Home equity lines of credit	5	5	4	2	2	2	2	2	3	14	6
Credit card and other unsecured lines of credit	3	4	6	3	3	4	2	2	2	13	9
Other consumer	9	13	12	8	10	9	10	9	11	34	29

Total recoveries	57	52	52	52	50	54	66	69	60	161	170

Net charge-offs	117	76	121	138	83	72	87	104	97	314	242

Ending loan loss allowance	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$932	$1,108

Memo:
Net charge-offs on:
Securitized credit cards	$15	$14	$7	$24	$14	$20	$18	$19	$19	$36	$52
Managed credit cards	24	24	20	48	34	38	36	35	35	68	108
Securitized automobile loans	4	3	4	3	3	3	3	4	3	11	9
Managed automobile loans(1)	4	1	8	13	10	8	11	14	10	13	29
Securitized home equity loans	—	—	—	—	—	—	1	—	—	—	1
Managed home equity loans(2)	20	13	26	21	13	11	13	10	9	59	37

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)

Commercial	.30%	.26%	.42%	.56%	.09%	.10%	.18%	.30%	.64%	.32%	.12%
Commercial construction	.10	.22	(.03)	(.16)	.22	.06	.26	1.19	.32	.10	.18
Commercial real estate	(.02)	.12	.17	.13	.33	.19	.08	.18	.09	.09	.19
Residential real estate	.82	.35	.43	.29	.16	.20	.34	.31	.16	.52	.23
Home equity lines of credit	.38	.22	.35	.28	.13	.11	.11	.10	.09	.32	.12
Credit card and other unsecured lines of credit	2.57	2.62	3.45	5.86	4.82	4.64	4.48	3.92	4.01	2.87	4.65
Other consumer	.26	(.15)	.93	1.33	.78	.54	.76	.91	.77	.35	.69

Total Net Charge-offs	.48%	.30%	.46%	.52%	.30%	.27%	.35%	.41%	.41%	.41%	.31%

Memo:
Securitized credit cards	4.04%	3.89%	2.66%	7.57%	4.75%	5.92%	5.04%	5.29%	5.33%	3.63%	5.26%
Managed credit cards	4.04%	4.02%	3.45%	7.95%	5.70%	6.44%	6.08%	5.69%	5.78%	3.84%	6.07%
Securitized automobile loans	.96%	.64%	.59%	.98%	1.92%	1.37%	1.67%	1.72%	1.18%	.71%	1.64%
Managed automobile loans(1)	.73%	.05%	1.25%	1.65%	1.25%	.94%	1.24%	1.44%	1.08%	.70%	1.14%
Securitized home equity loans	—	—	2.81%	5.29%	2.45%	2.12%	5.37%	1.07%	1.84%	2.40%	3.51%
Managed home equity loans(2)	.31%	.18%	.38%	.30%	.17%	.17%	.21%	.16%	.16%	.29%	.18%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)

Beginning lending-related commitment allowance	$77	$79	$84	$88	$100	$93	$100	$127	$117	$84	$100
Allowance related to commitments acquired	—	—	—	—	—	—	—	—	12	—	—
Net provision for credit losses	3	(2)	(5)	(4)	(12)	7	(7)	(27)	(2)	(4)	(12)

Ending lending-related commitment allowance	$80	$77	$79	$84	$88	$100	$93	$100	$127	$80	$88

Memo:
Total Provision for Credit Losses	$73	$60	$27	$132	$56	$26	$70	$81	$98	$160	$152

(1)	Represents managed portfolio of indirect prime automobile loans

(2)	Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006			2005				2004
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
NONPERFORMING ASSETS
Commercial	$142	$178	$165	$181	$169	$142	$158	$161	$212
Commercial construction	55	36	27	20	28	28	13	12	13
Commercial real estate	97	108	117	114	111	118	110	102	101
Residential real estate:
National City Mortgage	79	82	86	96	100	106	116	108	88
First Franklin	61	59	61	51	50	49	57	53	54
Altegra/Loan Zone	1	1	1	1	1	2	2	1	10
Other	35	25	26	27	23	26	25	26	24

Total real estate — residential	176	167	174	175	174	183	200	188	176

Total nonperforming portfolio loans	470	489	483	490	482	471	481	463	502
Other real estate owned (OREO):
Commercial	—	2	2	5	3	4	3	5	18
Residential real estate:
National City Mortgage(1)	88	78	77	26	28	28	30	32	31
First Franklin	104	83	68	57	51	46	48	42	42
Altegra/Loan Zone	—	1	1	1	1	1	2	5	9
Other	3	1	1	1	1	1	2	2	7

Total real estate — residential	195	163	147	85	81	76	82	81	89

Other	2	2	2	7	8	11	5	3	—
Total OREO	197	167	151	97	92	91	90	89	107
Mortgage loans held for sale and other	22	11	13	9	11	10	7	11	19

Total Nonperforming Assets	$689	$667	$647	$596	$585	$572	$578	$563	$628

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	21%	27%	27%	30%	28%	24%	28%	29%	34%
Commercial construction	8	5	4	3	5	5	2	2	2
Commercial real estate	14	16	18	19	19	21	19	18	16
Residential real estate:
National City Mortgage	11	12	13	16	17	18	20	19	15
First Franklin	9	9	9	9	9	9	10	9	8
Altegra/Loan Zone	—	—	—	—	—	—	—	—	2
Other	5	4	4	5	4	5	4	5	3

Total real estate — residential	25	25	26	30	30	32	34	33	28

Total nonperforming portfolio loans	68	73	75	82	82	82	83	82	80
Other real estate owned (OREO):
Commercial	—	—	—	1	1	1	1	1	3
Residential real estate:
National City Mortgage(1)	13	12	12	4	5	5	6	6	5
First Franklin	15	12	11	10	9	8	8	7	7
Altegra/Loan Zone	—	—	—	—	—	—	—	1	1
Other	—	—	—	—	—	—	—	—	1

Total real estate — residential	28	24	23	14	14	13	14	14	14

Other	1	1	—	1	1	2	1	1	—
Total OREO	29	25	23	16	16	16	16	16	17
Mortgage loans held for sale and other	3	2	2	2	2	2	1	2	3

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.74%	.66%	.63%	.56%	.54%	.53%	.56%	.56%	.64%
Nonperforming assets to period-end total assets	.50	.47	.46	.42	.40	.40	.41	.40	.46
Loan loss allowance to nonperforming portfolio loans	198.25	202.14	207.14	223.11	230.08	238.64	245.11	256.92	234.48
Loan loss allowance to period-end portfolio loans	1.00	.98	.98	1.03	1.02	1.05	1.15	1.19	1.21
Loan loss allowance (period-end) to annualized net charge-offs	200.10	326.17	204.29	199.42	336.67	391.50	330.46	290.31	302.46

(1)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006			2005				2004
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$73	$51	$35	$36	$61	$51	$59	$44	$51
Commercial construction	10	—	2	5	9	10	6	12	16
Commercial real estate	16	17	5	9	37	32	39	29	46
Residential real estate:
National City Mortgage and other	137	109	110	118	122	123	162	168	150
First Franklin	500	405	364	391	307	271	265	295	265
Altegra/Loan Zone	1	2	1	1	2	2	2	3	8
National Home Equity	—	—	—	—	—	—	—	1	—

Total real estate — residential	638	516	475	510	431	396	429	467	423

Home equity lines of credit	24	21	20	23	17	11	10	10	9
Credit card and other unsecured lines of credit	24	21	20	20	23	22	22	21	22
Other consumer	11	8	8	17	14	13	9	13	13
Mortgage loans held for sale and other	53	40	29	16	20	10	19	25	48

Total Loans 90+ Days Past Due	$849	$674	$594	$636	$612	$545	$593	$621	$628

TEN LARGEST NONPERFORMING ASSETS AS OF SEPTEMBER 30, 2006
($ in millions)

			Amount	As a Percentage of Total
Major Industry (1)	Sub-Industry	Portfolio	Outstanding	Nonperforming Assets
Industrial	Air Transportation	Commercial Leases	$31	4.5%
Real estate	Residential & Non-Residential Real Estate	Non-Residential Real Estate/Residential Real Estate	20	2.9%
Real estate	Residential Real Estate	Commercial Construction	13	1.9%
Real estate	Residential Real Estate	Commercial Construction	12	1.7%
Real estate	Residential Real Estate	Residential Real Estate	10	1.5%
Consumer cyclical	Hotels, Motels, Inns and Gaming	Non-Residential Real Estate	9	1.3%
Real estate	Residential Real Estate	Commercial Construction	9	1.3%
Real estate	Residential & Non-Residential Real Estate	Non-Residential Real Estate	7	1.0%
Consumer cyclical	Automobile — Manufacture & Wholesale	Non-Residential Real Estate/Commercial	6	.9%
Basic materials	Chemicals, Plastics and Rubber	Commercial	6	.9%

			$123	17.9%

Total nonperforming assets			$689	100.0%
Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets				.74%

(1)	Based on Standard Industrial Classification System codes
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF SEPTEMBER 30, 2006
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$13,297	29%	$.9	$58
Consumer cyclical	8,447	18%	1.0	70
Consumer noncyclical	5,556	12%	.6	40
Industrial	6,332	14%	1.2	45
Basic materials	3,619	8%	1.7	43
Financial	3,152	7%	1.7	57
Services	1,920	4%	.4	72
Energy and utilities	815	2%	1.2	22
Technology	869	2%	3.8	30
Miscellaneous	1,730	4%	.3	44

Total commercial, commercial real estate and commercial construction	$45,737	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

Average Total Deposits (1)	$56,395	$56,156	$54,994	$54,440	$53,815	$53,188	$52,303	$51,783	$52,156	$55,854	$53,108

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,016	$3,174	$3,203	$3,123	$3,221	$3,367	$3,378	$3,251	$3,281	$3,130	$3,322
Number of accounts(3)	1,723	1,717	1,726	1,737	1,765	1,764	1,753	1,748	1,750

Interest Bearing Checking
Average total balance	$8,047	$8,188	$8,015	$7,929	$7,906	$8,078	$8,065	$8,074	$8,412	$8,083	$8,016
Number of accounts(3)	1,108	1,061	1,008	969	938	897	856	844	830

Money Market Savings
Average total balance	$13,742	$13,764	$13,574	$13,299	$13,535	$13,869	$14,078	$14,124	$14,529	$13,694	$13,825
Number of accounts(3)	948	888	836	779	748	710	659	584	541

Regular savings
Average total balance	$1,659	$1,792	$1,830	$1,895	$2,012	$2,140	$2,156	$2,161	$2,237	$1,760	$2,102
Number of accounts(3)	556	583	607	634	663	696	728	760	796

Business Deposits:
Average total balance	$8,593	$8,403	$8,272	$8,732	$8,494	$8,130	$7,948	$8,154	$7,902	$8,424	$8,193
Number of accounts(3)	402	395	390	387	385	382	376	376	371

Time Deposits:
Average total balance	$21,237	$20,744	$20,024	$19,398	$18,595	$17,551	$16,624	$15,961	$15,749	$20,673	$17,597
Number of accounts(3)	1,053	1,039	1,022	1,005	985	967	930	902	898

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)(6)	7,715	6,878	8,347	5,881	8,171	5,034	5,344	6,404	8,001
Other(5)	6,341	6,010	3,589	2,923	4,331	4,420	3,966	4,472	5,280
Home equity(6) and other lines of credit	18,357	20,030	14,931	17,037	21,603	22,149	16,994	20,807	24,447

Total Consumer Loan Originations	32,413	32,918	26,867	25,841	34,105	31,603	26,304	31,683	37,728

BANK BRANCHES
Traditional	1,218	1,210	1,195	1,185	1,182	1,179	1,174	1,179	1,161
In-store	35	35	35	35	35	42	43	43	45

Total Bank Branches	1,253	1,245	1,230	1,220	1,217	1,221	1,217	1,222	1,206

ATMs	1,960	1,968	1,949	1,935	1,930	1,933	1,928	1,948	1,931

Online Banking Customers	1,572,084	1,462,992	1,359,249	1,276,855	1,224,089	1,135,539	1,062,707	1,014,403	975,392

SELECTED LOAN METRICS
Student loans (other consumer)(7)
End of period balances	$646	$314	$1,167	$855	$748	$263	$1,138	$872	$677
Average balances	463	1,075	1,118	755	472	913	1,105	713	454	$883	$828
Principal balance of loans sold	161	1,013	112	199	68	992	68	89	70	1,286	1,128
Gain on loan sales	1	16	—	1	1	11	1	—	1	17	13

National City Card Services (NCCS)
Average balances:
Credit cards	$897	$845	$1,289	$1,095	$1,192	$972	$971	$994	$990	$1,009	$1,046
Securitized credit cards (8)	1,450	1,450	1,035	1,240	1,165	1,376	1,450	1,450	1,450	1,313	1,329

Total Average Managed NCCS Credit Cards	$2,347	$2,295	$2,324	$2,335	$2,357	$2,348	$2,421	$2,444	$2,440	$2,322	$2,375

(1)	Restated to reflect the reassignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(6)	See additional home equity portfolio statistics on page 30.

(7)	Includes loans held in portfolio and loans held for sale.

(8)	Securitized credit cards are managed by this C&SBFS business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$59,217	$62,669	$65,010	$65,084	$63,288	$63,606	$65,649	$60,322	$59,757	$65,010	$65,649
Acquisitions	—	—	—	—	—	—	—	257	3,218	—	—
Estimated change due to market impact	2,140	(693)	1,984	974	942	1,123	(401)	113	(702)	3,431	1,664
Other activity, net	(889)	(2,759)	(4,325)	(1,048)	854	(1,441)	(1,642)	4,957	(1,951)	(7,973)	(2,229)

Value at end of period	60,468	59,217	62,669	65,010	65,084	63,288	63,606	65,649	60,322	60,468	65,084

Non-managed assets:
Value at beginning of period	48,261	48,018	42,750	42,151	42,239	42,490	43,128	47,327	41,096	42,750	43,128
Acquisitions	—	—	—	—	—	—	—	137	6,710	—	—
Estimated change due to market impact	1,722	96	1,226	452	670	367	(818)	2,917	(450)	3,044	219
Other activity, net	927	147	4,042	147	(758)	(618)	180	(7,253)	(29)	5,116	(1,196)

Value at end of period	50,910	48,261	48,018	42,750	42,151	42,239	42,490	43,128	47,327	50,910	42,151

Total assets at end of period	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$111,378	$107,235

Proprietary mutual fund assets (included above)	$11,946	$11,848	$12,198	$12,213	$11,900	$12,254	$12,444	$13,483	$13,446

Assets under administration represented by:

Type of investment:
Money market and other	$27,640	$27,579	$22,500	$23,645	$23,528	$23,451	$24,128	$24,341	$25,472
Equity	54,545	55,723	59,684	59,268	58,261	56,959	57,114	59,057	57,004
Fixed income	29,193	24,176	28,503	24,847	25,446	25,117	24,854	25,379	25,173

Total	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649

Type of business:
Investment management and personal trust	$56,582	$54,999	$57,207	$57,657	$56,715	$55,613	$55,454	$54,074	$52,070
Corporate trust	16,909	18,196	14,826	11,994	13,200	12,388	12,958	13,380	7,076
Retirement plan services	17,430	14,698	18,540	18,186	17,649	17,853	17,530	18,459	18,172
Charitable and endowment	8,659	8,513	8,758	8,746	8,580	8,530	8,740	11,318	10,882
Other	11,798	11,072	11,356	11,177	11,091	11,143	11,414	11,546	19,449

Total	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649

Percentage of assets under administration represented by:

Type of investment:
Money market and other	25%	26%	20%	22%	22%	22%	23%	23%	24%
Equity	49%	52%	54%	55%	54%	54%	54%	54%	53%
Fixed income	26%	22%	26%	23%	24%	24%	23%	23%	23%

Type of business:
Investment management and personal trust	51%	51%	52%	54%	53%	53%	52%	50%	48%
Corporate trust	15%	17%	13%	11%	12%	12%	12%	12%	7%
Retirement plan services	16%	14%	17%	17%	17%	17%	17%	17%	17%
Charitable and endowment	8%	8%	8%	8%	8%	8%	8%	10%	10%
Other	10%	10%	10%	10%	10%	10%	11%	11%	18%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$14	$26	$14	$18	$12	$12	$5	$20	$11	$54	$29
Commercial	1	26	—	—	—	—	—	—	—	27	—
Residential real estate:
National City Mortgage (NCM)	101	84	59	114	102	155	117	79	80	244	374
First Franklin	80	113	60	70	41	79	74	51	107	253	194
National Home Equity loans (NHE)	16	10	—	—	—	—	—	—	—	26	—

Total residential real estate	197	207	119	184	143	234	191	130	187	523	568
Other consumer loans:
National Home Equity lines of credit (NHE)	17	5	4	18	—	—	—	—	—	26	—
Automobile	—	1	3	(29)	—	—	—	—	—	4	—
Credit card	3	4	4	1	2	1	2	3	3	11	5
Student	1	16	—	1	1	11	1	—	1	17	13

Total Loan Sale Revenue	$233	$285	$144	$193	$158	$258	$199	$153	$202	$662	$615

SERVICING REVENUE BY LOAN TYPE
Commercial real estate	$3	$3	$2	$1	$4	$4	$2	$3	—	$8	$10
Residential real estate:
National City Mortgage	77	(88)	(86)	14	33	154	82	(17)	$157	(97)	269
NCHLS (First Franklin portfolio)	12	16	13	2	7	4	6	4	3	41	17
Provident PCFS(2)	—	—	—	—	—	—	—	3	5	—	—

Total residential real estate	89	(72)	(73)	16	40	158	88	(10)	165	(56)	286
Other consumer loans	33	48	27	15	21	26	24	29	25	108	71

Total Loan Servicing Revenue, net	$125	($21)	($44)	$32	$65	$188	$114	$22	$190	$60	$367

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$158	$153	$148	$139	$133	$130	$130	$128	$130	$459	$393
Servicing asset valuation changes due to time decay and payoffs(3)	(99)	(110)	(93)	(129)	(136)	(128)	(112)	(128)	(125)	(302)	(376)
Other servicing asset valuation changes, primarily due to market-driven changes in mortgage interest rates	(297)	209	193	221	342	(333)	242	119	(548)	105	251
Gains (losses) on derivatives used to hedge servicing assets	327	(268)	(321)	(215)	(299)	489	(172)	(129)	708	(262)	18
Implementation of new prepayment model	—	(56)	—	—	—	—	—	—	—	(56)	—

Total residential real estate servicing revenue, net	$89	($72)	($73)	$16	$40	$158	$88	($10)	$165	($56)	$286

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	In December 2004, the Provident PCFS business was sold.

(3)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$17,694	$18,504	$18,302	$16,938	$23,380	$26,724	$24,400	$24,311	$26,411	$54,500	$74,504

Originations:
Retail	$6,860	$7,490	$6,195	$7,425	$9,284	$9,032	$7,254	$8,057	$7,735	$20,545	$25,570
Wholesale	3,573	3,939	3,683	4,626	7,334	6,356	7,720	8,355	7,765	11,195	21,410
Less: loan originations for other units (NHE) and portfolio	(1,166)	(1,239)	(1,137)	(1,283)	(1,538)	(1,671)	(1,227)	(1,343)	(1,381)	(3,542)	(4,436)

Total originations for sale	$9,267	$10,190	$8,741	$10,768	$15,080	$13,717	$13,747	$15,069	$14,119	$28,198	$42,544

Percentage of originations represented by:
Refinances	49%	45%	53%	51%	51%	48%	57%	55%	43%	49%	52%
Government loans	7%	8%	7%	6%	6%	7%	8%	10%	15%	8%	7%
Adjustable-rate loans	36%	36%	35%	32%	26%	39%	38%	33%	38%	36%	34%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	16%	17%	19%	20%	19%	18%	19%	18%	18%	17%	19%
Virginia	9%	10%	9%	9%	9%	10%	9%	8%	9%	9%	10%
Maryland	8%	8%	8%	9%	9%	9%	9%	9%	8%	8%	9%
Illinois	8%	7%	6%	5%	5%	6%	6%	6%	6%	7%	6%
Florida	5%	5%	5%	—	—	—	—	—	—	5%	—
Texas	—	—	—	5%	5%	5%	7%	6%	6%	—	6%

LOAN SALES:
Loans sold servicing retained	$7,410	$7,584	$8,236	$10,789	$13,114	$12,329	$13,088	$12,604	$14,042	$23,230	$38,531
Loans sold servicing released	1,010	738	527	608	498	473	418	500	417	2,275	1,389

Total Loan Sales	$8,420	$8,322	$8,763	$11,397	$13,612	$12,802	$13,506	$13,104	$14,459	$25,505	$39,920

LOAN SALE REVENUE COMPONENTS:
Gain on sale (1)	$94	$89	$81	$109	$94	$123	$112	$128	$120	$264	$329
Estimated effect of delayed delivery(2)	(8)	(12)	(16)	(20)	(25)	(29)	(37)	(42)	(51)	(36)	(91)
Hedge results(3)	14	3	(13)	10	10	45	23	3	10	4	78
Disallowed valuation adjustments(4)	(3)	(2)	(1)	(2)	7	(3)	11	(15)	—	(6)	15
Other (5)	4	6	8	17	16	19	8	5	1	18	43

Total Loan Sale Revenue	$101	$84	$59	$114	$102	$155	$117	$79	$80	$244	$374

Gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	1.11%	1.07%	.93%	.96%	.69%	.96%	.83%	.98%	.83%	1.04%	.82%

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period	$2,394	$2,235	$2,008							$2,008
Cumulative effect adjustment	—	—	26							26
Additions	96	108	90							294
Time decay(2)	(14)	(14)	(15)							(43)
Payoffs(3)	(75)	(88)	(72)							(235)
Changes in model valuation inputs or assumptions(4)	(281)	209	198							126
Implementation of new prepayment model	—	(56)	—							(56)

Carrying Value (Fair Value) at End of Period	$2,120	$2,394	$2,235							$2,120

Periods prior to adoption of fair value accounting under SFAS 156 (1) :
Carrying value at beginning of period				$1,778	$1,451	$1,817	$1,597	$1,465	$2,004		$1,597
Additions				142	135	111	142	119	130		388
Amortization				(123)	(132)	(126)	(111)	(128)	(125)		(369)
SFAS 133 hedge basis adjustments				229	325	(351)	190	143	(543)		164
Sales				—	(1)	—	(1)	(2)	(1)		(2)

Carrying value before valuation allowance at end of period				$2,026	$1,778	$1,451	$1,817	$1,597	$1,465		$1,778

Valuation allowance at beginning of period				($19)	($36)	($55)	($107)	($83)	($78)		($107)
Impairment recoveries (charges)				1	17	19	52	(24)	(5)		88

Valuation allowance at end of period				($18)	($19)	($36)	($55)	($107)	($83)		($19)

Net Carrying Value of MSRs at End of Period				$2,008	$1,759	$1,415	$1,762	$1,490	$1,382		$1,759

Fair Value at End of Period				$2,034	$1,783	$1,451	$1,806	$1,502	$1,394

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.31%	1.49%	1.39%	1.26%	1.11%	.90%	1.14%	.98%	.92%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.31%	1.49%	1.39%	1.27%	1.13%	.92%	1.16%	.99%	.93%

Servicing asset capitalization rate	1.30%	1.42%	1.09%	1.32%	1.03%	.90%	1.08%	.94%	.93%	1.27%	1.01%

Servicing prepayment rate (annualized)	13%	15%	14%	20%	26%	24%	22%	25%	22%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$159,580	$152,367
Additions	7,410	7,584	8,236	10,789	13,114	12,329	13,088	12,604	14,042	23,230	38,531
Payments	(5,346)	(6,197)	(5,764)	(7,907)	(10,616)	(9,382)	(8,801)	(9,680)	(8,200)	(17,307)	(28,799)
Other reductions(5)	(958)	(1,274)	(1,069)	(1,341)	(1,397)	(1,096)	(1,567)	(886)	(2,471)	(3,301)	(4,060)

Ending balance	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$162,202	$158,039

Servicing portfolio composition (UPB):
Conventional	$94,644	$98,058	$97,689	$95,819	$94,712	$93,851	$93,449	$93,044	$92,134
Government	20,497	20,901	21,070	21,786	23,019	24,095	25,521	26,158	26,804
Jumbo and other	47,061	42,137	42,224	41,975	40,308	38,992	36,117	33,165	31,391

Total mortgage loans serviced for third parties	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329

Servicing portfolio metrics:
Number of loans	1,034,008	1,037,118	1,044,182	1,059,418	1,060,862	1,070,096	1,071,996	1,065,670	1,058,130
Average loan size	$156,867	$155,330	$154,171	$150,630	$148,972	$146,658	$144,671	$142,978	$142,070
Weighted-average note rate	5.87%	5.83%	5.80%	5.78%	5.76%	5.77%	5.78%	5.80%	5.82%
Weighted-average servicing fee	29 bps	29 bps	29 bps	29 bps	30 bps	30 bps	30 bps	30 bps	31 bps
Weighted-average age in months	29	27	26	24	23	22	20	19	18
Default rate(6)	3.19%	2.79%	2.34%	3.81%	3.44%	3.52%	3.22%	3.94%	3.96%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
FIRST FRANKLIN LOAN SALE AND SERVICING DATA (1)
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

FIRST FRANKLIN ORIGINATION AND SALE DATA

Production Data:
Applications (related to loans to be held in portfolio and sold)	$12,764	$12,068	$9,989	$11,416	$14,213	$14,228	$10,733	$11,311	$12,975	$34,821	$39,174

Originations:
Total First Franklin loan originations	$7,742	$6,776	$5,578	$7,110	$8,786	$8,059	$5,605	$6,953	$7,743	$20,096	$22,450
Less: portfolio loan originations	(1)	(1)	(880)	(1,437)	(1,858)	(3,235)	(1,662)	(2,594)	(2,835)	(882)	(6,755)

Total originations for sale	$7,741	$6,775	$4,698	$5,673	$6,928	$4,824	$3,943	$4,359	$4,908	$19,214	$15,695

Origination statistics:
Weighted-average note rate	8.41%	8.27%	8.14%	7.77%	7.20%	7.04%	7.00%	6.91%	7.05%	8.29%	7.08%
Weighted-average credit score(2)	649	651	652	654	658	656	652	653	653	651	656

Percentage of total originations represented by:
Refinances	27%	26%	34%	33%	28%	31%	38%	35%	32%	29%	31%
Adjustable-rate loans	65%	74%	74%	77%	79%	79%	81%	78%	80%	70%	79%
Interest-only	23%	31%	35%	46%	54%	52%	51%	50%	46%	29%	53%

LOAN SALES:
Loans sold servicing retained	$6,795	$4,235	$4,215	$6,621	$5,578	$2,328	$1,876	$1,919	—	$15,245	$9,782
Loans sold servicing released	868	1,928	—	—	—	1,818	2,596	2,277	$5,566	2,796	4,414

Total Loan Sales	$7,663	$6,163	$4,215	$6,621	$5,578	$4,146	$4,472	$4,196	$5,566	$18,041	$14,196

Total loan sale revenue	80	113	60	70	41	79	74	51	107	253	194
Gain on sale percentage(3)	2.08%	2.28%	2.09%	2.07%	2.14%	2.79%	2.60%	3.00%	3.39%	2.15%	2.47%
NCHLS (FIRST FRANKLIN) MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (4):
Carrying value at beginning of period	$147	$127	$108							$108
Cumulative effect adjustment	—	—	—							—
Additions	45	28	30							103
Time decay(5)	(1)	(2)	(1)							(4)
Payoffs(6)	(9)	(6)	(5)							(20)
Changes in model valuation inputs or assumptions(7)	(17)	—	(5)							(22)

Carrying Value (Fair Value) at End of Period	$165	$147	$127							$165

Periods prior to adoption of fair value accounting under SFAS 156(4):
Carrying value at beginning of period				$79	$40	$25	$15	—			$15
Additions				52	42	17	11	$15			70
Amortization				(8)	(3)	(2)	(1)	—			(6)

Carrying value before valuation allowance at end of period				$123	$79	$40	$25	$15			$79

Valuation allowance at beginning of period				($2)	($1)	—	—	—			—
Impairment charges				(13)	(1)	($1)	—	—			($2)

Valuation allowance at end of period				($15)	($2)	($1)	—	—			($2)

Net Carrying Value of MSRs at End of Period				$108	$77	$39	$25	$15			$77

Fair Value at End of Period				$108	$77	$39	$28	$15

NCHLS (FIRST FRANKLIN) SERVICING DATA:
Rollforward of servicing portfolio (UPB):
Beginning balance	$23,288	$20,232	$16,909	$10,958	$5,804	$3,722	$1,913	—		$16,909	$1,913
Additions	6,795	4,235	4,215	6,621	5,578	2,328	1,876	$1,919		15,245	9,782
Payments	(1,457)	(1,179)	(859)	(670)	(424)	(246)	(67)	(6)		(3,495)	(737)
Other reductions	—	—	(33)	—	—	—	—	—		(33)	—

Ending balance	$28,626	$23,288	$20,232	$16,909	$10,958	$5,804	$3,722	$1,913		$28,626	$10,958

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable.

(4)	On 1/1/06, National City adopted SFAS 156 and elected fair value accounting for mortgage servicing rights generated from National City Mortgage and First Franklin loan sales.

(5)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(6)	Represents decrease in MSR value associated with loans that paid off during the period.

(7)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates.

Unaudited
National City Corporation
FIRST FRANKLIN PORTFOLIO STATISTICS (1)
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

PORTFOLIO STATISTICS (2)

Period-end portfolio balance	$8,302	$16,583	$18,254	$18,681	$19,490	$18,880	$18,131	$18,260	$18,116
Average portfolio balance	13,585	17,530	18,629	18,978	19,614	18,497	18,425	18,393	17,497	$16,563	$18,850
Weighted-average note rate	7.83%	7.48%	7.34%	7.18%	6.97%	6.81%	6.77%	6.76%	6.84%
Weighted-average loan size	$95,025	$102,939	$106,513	$110,417	$116,404	$122,336	$124,384	$126,680	$124,399
Weighted-average credit score (3)(4)	635	645	647	652	652	651	648	648	650
First-lien weighted-average loan-to-value ratio (5)	77.92%	77.31%	77.48%	77.57%	77.66%	77.66%	77.64%	77.78%	77.80%

By loan purpose:
Purchase	78%	74%	74%	72%	71%	70%	69%	69%	69%
Cash out refinancing	18%	21%	21%	22%	23%	24%	24%	24%	24%
Rate and term refinancing	4%	5%	5%	6%	6%	6%	7%	7%	7%

Percentage of First Franklin portfolio loans represented by:
Owner occupied	98%	97%	97%	96%	96%	96%	96%	96%	96%
Adjustable-rate loans	57%	56%	59%	61%	65%	68%	69%	70%	69%
Interest-only loans	28%	26%	27%	28%	29%	28%	26%	24%	21%
Second lien(6)	29%	22%	21%	18%	15%	11%	10%	9%	10%

Geographic Mix — Top Five States
California	29%	29%	30%	31%	32%	34%	36%	37%	40%
Florida	6%	7%	7%	7%	7%	7%	7%	7%	7%
Texas	6%	6%	6%	6%	5%	5%	5%	5%	4%
Ohio	4%	4%	—	—	—	—	—	—	—
Washington	4%	4%	4%	4%	4%	4%	4%	4%	4%
Oregon	—	—	4%	4%	4%	4%	4%	4%	4%

Net Charge-offs	$40	$16	$19	$10	$7	$6	$7	$4	$6	$75	$20

Net charge-offs as a percentage of average portfolio loans	1.15%	.37%	.41%	.20%	.14%	.14%	.15%	.10%	.14%	.60%	.14%

Nonperforming assets:
Nonperforming loans	$61	$59	$61	$51	$50	$49	$57	$53	$54
Other real estate owned	95	77	64	54	47	44	46	41	42

Total	$156	$136	$125	$105	$97	$93	$103	$94	$96

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	1.85%	.82%	.68%	.56%	.49%	.49%	.57%	.51%	.53%

Loans 90+ days past due	$500	$405	$364	$391	$307	$271	$265	$295	$265

Portfolio delinquency rate	16.84%	9.84%	7.40%	8.35%	6.80%	6.18%	5.78%	6.39%	6.53%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (7)	$2,931	$3,304	$3,736	$4,041	$4,453	$5,025	—	—	—
First liens with lender paid mortgage insurance (8)	2,029	2,135	2,207	1,582	857	—	—	—	—
Second liens with lender paid mortgage insurance (8)	2,445	3,563	3,632	3,273	2,724	1,985	$1,661	$1,908	$1,673

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6)	Second lien positions are not included in the loan-to-value calculations.

(7)	During May 2005, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(8)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA
($ in millions)

										Nine Months Ended
	2006			2005				2004		September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2006	2005

NATIONAL HOME EQUITY ORIGINATION DATA
Originations:
Home equity line of credit (HELOC)(1)	$2,580	$2,754	$2,649	$2,750	$4,045	$4,369	$3,057	$3,195	$3,249	$7,983	$11,471
Home equity loans (HELOAN)(2)	1,050	829	328	274	331	270	233	191	201	2,207	834

Originations statistics:
Home equity line of credit (HELOC)
Weighted-average credit score(3)	732	735	741	741	742	744	740	739	739	736	742
Utilization rate(4)	56%	54%	48%	49%	52%	55%	56%	59%	60%	53%	54%
Piggyback line percentage(5)	27%	28%	28%	36%	45%	47%	57%	59%	54%	28%	49%

Home equity loans (HELOAN)
Weighted-average credit score(3)	720	723	723	727	729	726	727	724	725	721	728
Weighted-average note rate	8.48%	8.40%	8.16%	7.86%	7.56%	7.65%	7.18%	7.27%	7.39%	8.40%	7.48%
Piggyback loan percentage(5)	49%	48%	45%	54%	70%	74%	76%	81%	81%	48%	73%

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	$1,295	$1,099	$1,097	$1,421	—	—	—	—	—	$3,491	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	516	420	—	—	—	—	—	—	—	936	—
HELOANs sold servicing released	290	—	—	—	—	—	—	—	—	290	—

Total sales	$2,101	$1,519	$1,097	$1,421	—	—	—	—	—	$4,717	—

NATIONAL HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$4,067	$3,190	$2,350	$1,366	—	—	—	—	—
HELOANs serviced for third parties	1,166	404	—	—	—	—	—	—	—

Total serviced for third parties	$5,233	$3,594	$2,350	$1,366	—	—	—	—	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Represents the utilization rate based on the initial draw at closing.

(5)	Percentage of eligible HELOC and HELOAN units closed simultaneously with a first-lien mortgage loan.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2006			2005				2004
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Wholesale Banking	$2	$2	$2	$3	$2	$3	$2	—	$2
Consumer and Small Business Financial Services	7,938	8,021	8,029	8,160	8,249	8,228	8,010	$7,938	7,723
National Consumer Finance — National Home Equity	6,671	7,933	8,906	12,597	13,713	12,831	11,460	10,415	8,993
Asset Management	650	632	620	634	641	641	626	634	631

Total period-end balances HELOCs(2)	$15,261	$16,588	$17,557	$21,394	$22,605	$21,703	$20,098	$18,987	$17,349

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	8.09%	7.80%	7.38%	6.92%	6.47%	6.01%	5.55%	5.14%	4.69%
Weighted-average credit score(3)(4)	737	737	735	737	728	726	724	727	719
Weighted-average cumulative loan-to-value ratio(5)	72.45%	71.57%	71.46%	71.40%	71.28%	70.97%	70.87%	70.97%	72.69%
Utilization rate	47%	47%	48%	50%	45%	45%	45%	48%	43%
Net charge-offs	$5	$4	$9	$9	$5	$4	$4	$2	$3
Loans 90 days past due	10	9	11	12	10	7	7	7	8

National Consumer Finance — National Home Equity
Weighted-average note rate	8.62%	8.36%	7.88%	7.30%	6.79%	6.29%	5.79%	5.25%	4.74%
Weighted-average credit score(3)(4)	731	732	731	734	723	724	721	722	723
Weighted-average cumulative loan-to-value ratio(5)	79.71%	79.69%	79.97%	80.33%	80.53%	80.71%	80.84%	80.93%	80.92%
Utilization rate	50%	51%	52%	53%	55%	56%	57%	57%	56%
Net charge-offs	$9	$4	$9	$6	$3	$2	$1	$1	$1
Loans 90 days past due	12	10	8	9	6	3	3	2	1

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Wholesale Banking	$3	$3	$3	$11	$14	$16	$20	$47	$56
Consumer and Small Business Financial Services	4,697	4,596	4,513	4,327	4,274	4,063	4,088	4,044	3,959
National Consumer Finance — National Home Equity	1,461	1,578	1,690	2,051	1,888	1,751	1,650	1,528	1,564
Asset Management	124	123	120	116	107	94	93	97	97
Parent and Other	—	5	6	7	7	8	8	10	10

Total period-end balances HELOANs(2)	$6,285	$6,305	$6,332	$6,512	$6,290	$5,932	$5,859	$5,726	$5,686

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.72%	6.65%	6.59%	6.57%	6.54%	6.57%	6.56%	6.59%	6.63%
Weighted-average credit score(3)(4)	731	730	728	729	719	719	717	716	716
Weighted-average cumulative loan-to-value ratio(5)	70.20%	70.01%	69.84%	70.00%	69.83%	69.60%	69.39%	69.55%	69.78%
Net charge-offs	$3	$2	$7	$6	$4	$4	$6	$4	$4
Loans 90 days past due	4	4	5	8	5	5	5	5	5

National Consumer Finance — National Home Equity
Weighted-average note rate	7.22%	7.24%	7.24%	7.31%	7.21%	7.14%	7.07%	7.04%	7.02%
Weighted-average credit score(3)(4)	737	736	735	735	727	727	726	725	723
Weighted-average cumulative loan-to-value ratio(5)	89.43%	89.46%	89.46%	89.43%	89.50%	89.59%	89.65%	89.65%	89.54%
Net charge-offs	$1	$1	$1	$1	$1	$1	$1	$1	—
Loans 90 days past due	1	—	—	—	—	—	—	1	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Portfolio Statistics section on page 28.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006			2005				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

Consumer and Small Business Financial Services

Net interest income (TE)	$514,859	$496,980	$490,768	$487,173	$482,060	$476,333	$478,623	$1,502,607	$1,437,016
Provision for credit losses	46,530	24,250	28,613	84,226	49,154	59,073	59,398	99,393	167,625

Net interest income after provision	468,329	472,730	462,155	402,947	432,906	417,260	419,225	1,403,214	1,269,391
Noninterest income	273,764	275,413	240,212	255,438	262,710	235,259	202,601	789,389	700,570
Noninterest expense	428,964	405,527	412,117	394,731	417,159	402,948	392,201	1,246,608	1,212,308

Income before taxes	313,129	342,616	290,250	263,654	278,457	249,571	229,625	945,995	757,653
Income tax expense and TE adjustment	120,376	131,573	111,870	101,882	107,532	96,677	89,201	363,819	293,410

Net income	$192,753	$211,043	$178,380	$161,772	$170,925	$152,894	$140,424	$582,176	$464,243

Unusual items (pretax)
Gain on sale of Madison Bank & Trust	—	—	—	—	$16,001	—	—	—	$16,001

Total	—	—	—	—	$16,001	—	—	—	$16,001

Unusual items (after tax)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	$10,401	—	—	—	$10,401

Total	—	—	—	—	$10,401	—	—	—	$10,401

Average assets	$24,236	$24,627	$24,375	$23,916	$23,500	$23,674	$23,768	$24,412	$23,646
Average equity	2,734	2,674	2,693	2,967	2,919	2,846	2,824	2,701	2,863
Average core deposits	55,663	55,481	54,404	53,829	53,191	52,571	51,690	55,187	52,489
Average total deposits	56,395	56,156	54,994	54,440	53,815	53,188	52,303	55,854	53,108
Return on average assets	3.16%	3.44%	2.97%	2.68%	2.89%	2.59%	2.40%	3.19%	2.62%
Return on average equity	27.97	31.65	26.86	21.63	23.23	21.54	20.17	28.82	21.68
Efficiency ratio	54.39	52.50	56.35	53.13	56.01	56.63	57.57	54.38	56.71

Wholesale Banking

Net interest income (TE)	$379,265	$374,565	$373,700	$382,807	$377,077	$367,028	$351,103	$1,127,530	$1,095,208
Provision (benefit) for credit losses	7,295	32,438	(7,741)	21,265	(17,644)	(16,243)	(19,488)	31,992	(53,375)

Net interest income after provision	371,970	342,127	381,441	361,542	394,721	383,271	370,591	1,095,538	1,148,583
Noninterest income	169,880	212,710	168,839	172,236	149,781	148,933	129,465	551,429	428,179
Noninterest expense	222,965	234,576	225,200	215,164	203,083	210,767	197,591	682,741	611,441

Income before taxes	318,885	320,261	325,080	318,614	341,419	321,437	302,465	964,226	965,321
Income tax expense and TE adjustment	110,246	120,767	122,465	120,399	129,276	121,649	114,730	353,478	365,655

Net income	$208,639	$199,494	$202,615	$198,215	$212,143	$199,788	$187,735	$610,748	$599,666

Unusual items (pretax)
Principal investment gains	$30,270	$30,430	$33,825	$24,189	$13,537	$9,107	$10,323	$94,525	$32,967
Gain on sale of commercial leases	1,606	25,659	—	—	—	—	—	27,265	—
Commercial lease residual recovery	—	—	—	—	4,903	—	—	—	4,903

Total	$31,876	$56,089	$33,825	$24,189	$18,440	$9,107	$10,323	$121,790	$37,870

Unusual items (after tax)
Principal investment gains	$19,676	$19,780	$21,986	$15,723	$8,799	$5,919	$6,710	$61,442	$21,428
Gain on sale of commercial leases	1,044	16,678	—	—	—	—	—	17,722	—
Tax accrual adjustments	9,800							9,800	—
Commercial lease residual recovery	—	—	—	—	3,187	—	—	—	3,187

Total	$30,520	$36,458	$21,986	$15,723	$11,986	$5,919	$6,710	$88,964	$24,615

Average assets	$49,438	$48,534	$46,847	$46,428	$45,563	$44,519	$42,742	$48,283	$44,285
Average equity	4,410	4,335	4,232	4,027	3,958	3,971	3,895	4,326	3,942
Average core deposits	8,064	8,062	8,251	8,514	8,564	8,571	8,821	8,125	8,651
Average total deposits	15,311	14,758	14,857	14,912	14,089	13,880	13,835	14,977	13,935
Return on average assets	1.67%	1.65%	1.75%	1.69%	1.85%	1.80%	1.78%	1.69%	1.81%
Return on average equity	18.77	18.46	19.42	19.53	21.26	20.18	19.55	18.87	20.34
Efficiency ratio	40.60	39.94	41.51	38.77	38.55	40.85	41.11	40.66	40.14

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006			2005				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

National City Mortgage

Net interest income (TE)	$58,652	$63,365	$62,264	$74,607	$90,355	$96,959	$103,129	$184,281	$290,443
Provision (benefit) for credit losses	13,901	(2,879)	6,148	4,965	1,552	387	30,531	17,170	32,470

Net interest income after provision	44,751	66,244	56,116	69,642	88,803	96,572	72,598	167,111	257,973
Noninterest income	197,669	22,566	(2,348)	149,349	162,068	332,032	223,262	217,887	717,362
Noninterest expense	166,511	170,212	166,736	186,533	208,893	183,398	180,058	503,459	572,349

Income (loss) before taxes	75,909	(81,402)	(112,968)	32,458	41,978	245,206	115,802	(118,461)	402,986
Income (loss) tax expense (benefit) and TE adjustment	28,681	(30,784)	(42,714)	12,256	15,855	92,676	30,660	(44,817)	139,191

Net income (loss)	$47,228	($50,618)	($70,254)	$20,202	$26,123	$152,530	$85,142	($73,644)	$263,795

Average assets	$12,824	$12,589	$12,088	$13,934	$14,971	$14,012	$15,203	$12,503	$14,728
Average equity	557	518	622	658	630	552	651	565	611
Average core deposits	3,499	3,452	3,128	3,924	4,509	4,165	3,752	3,361	4,145
Average total deposits	3,523	3,477	3,150	3,973	4,539	4,187	3,797	3,385	4,177
Return on average assets	1.46%	(1.61)%	(2.36)%	.58%	.69%	4.37%	2.27%	(.79)%	2.39%
Return on average equity	33.66	(39.18)	(45.83)	12.18	16.45	110.90	53.01	(17.42)	57.72
Efficiency ratio	64.96	198.08	278.28	83.29	82.76	42.75	55.17	125.19	56.79

Unusual items (pretax)
Changes in MSR model and assumptions	—	($55,983)	—	—	—	($20,259)	$59,363	($55,983)	$39,104

Total	—	($55,983)	—	—	—	($20,259)	$59,363	($55,983)	$39,104

Unusual items (after tax)
Changes in MSR model and assumptions		($36,389)	—	—	—	($13,168)	$38,586	($36,389)	$25,418
Tax accrual adjustments	—	—	—	—	—	—	13,100	—	13,100

Total	—	($36,389)	—	—	—	($13,168)	$51,686	($36,389)	$38,518

National Consumer Finance

Net interest income (TE)	$260,307	$276,811	$290,790	$291,181	$303,131	$294,693	$300,045	$827,908	$897,869
Provision (benefit) for credit losses	19,271	17,768	10,345	30,308	22,378	(4,177)	7,987	47,384	26,188

Net interest income after provision	241,036	259,043	280,445	260,873	280,753	298,870	292,058	780,524	871,681
Noninterest income	121,747	136,082	68,912	85,282	50,266	84,655	81,188	326,741	216,109
Noninterest expense	174,859	163,355	158,561	142,273	130,389	144,797	119,924	496,775	395,110

Income before taxes	187,924	231,770	190,796	203,882	200,630	238,728	253,322	610,490	692,680
Income tax expense and TE adjustment	71,035	87,609	72,121	77,068	75,838	90,239	95,756	230,765	261,833

Net income	$116,889	$144,161	$118,675	$126,814	$124,792	$148,489	$157,566	$379,725	$430,847

Average assets	$35,765	$38,420	$39,891	$41,445	$42,384	$38,441	$36,934	$38,010	$39,273
Average equity	1,366	1,412	1,413	1,424	1,318	1,357	1,538	1,397	1,404
Average core deposits	488	405	304	227	263	132	69	400	155
Average total deposits	707	571	486	453	363	133	70	589	190
Return on average assets	1.30%	1.51%	1.21%	1.21%	1.17%	1.55%	1.73%	1.34%	1.47%
Return on average equity	33.94	40.96	34.06	35.34	37.57	43.88	41.55	36.34	41.04
Efficiency ratio	45.77	39.56	44.08	37.79	36.90	38.17	31.46	43.02	35.47

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006			2005				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

National Consumer Finance Divisional Results:

First Franklin Origination, Sales, and Portfolio(1)

Net interest income (TE)	$167,806	$179,299	$186,783	$196,100	$205,828	$200,467	$208,259	$533,888	$614,554
(Benefit) provision for credit losses	(3,011)	11,707	1,566	11,330	9,032	(8,453)	(1,501)	10,262	(922)

Net interest income after provision	170,817	167,592	185,217	184,770	196,796	208,920	209,760	523,626	615,476
Noninterest income	91,484	128,425	70,153	72,048	47,998	82,932	79,937	290,062	210,867
Noninterest expense	134,322	121,925	120,757	120,565	111,119	115,589	96,989	377,004	323,697

Income before taxes	127,979	174,092	134,613	136,253	133,675	176,263	192,708	436,684	502,646
Income tax expense and TE adjustment	48,376	65,806	50,884	51,504	50,528	66,627	72,845	165,066	190,000

Net income	$79,603	$108,286	$83,729	$84,749	$83,147	$109,636	$119,863	$271,618	$312,646

Average assets	$20,042	$21,030	$22,015	$23,192	$24,192	$21,664	$21,673	$21,022	$22,519
Average equity	705	745	763	774	774	857	1,077	738	902
Average core deposits	487	404	302	226	260	129	67	399	152
Average total deposits	706	570	484	452	360	129	68	588	187
Return on average assets	1.58%	2.07%	1.54%	1.45%	1.36%	2.03%	2.24%	1.73%	1.86%
Return on average equity	44.79	58.31	44.50	43.45	42.62	51.31	45.11	49.24	46.35
Efficiency ratio	51.80	39.62	47.00	44.96	43.78	40.79	33.65	45.76	39.22

National Home Equity

Net interest income (TE)	$76,624	$80,728	$87,208	$78,121	$80,722	$78,326	$76,400	$244,560	$235,448
Provision for credit losses	24,495	8,356	3,022	9,111	7,098	3,105	1,296	35,873	11,499

Net interest income after provision	52,129	72,372	84,186	69,010	73,624	75,221	75,104	208,687	223,949
Noninterest income	30,234	7,627	(1,252)	13,250	2,268	1,728	1,257	36,609	5,253
Noninterest expense	37,242	37,481	32,426	18,956	17,427	27,499	21,464	107,149	66,390

Income before taxes	45,121	42,518	50,508	63,304	58,465	49,450	54,897	138,147	162,812
Income tax expense and TE adjustment	17,056	16,072	19,092	23,929	22,100	18,692	20,751	52,220	61,543

Net income	$28,065	$26,446	$31,416	$39,375	$36,365	$30,758	$34,146	$85,927	$101,269

Average assets	$12,612	$14,180	$14,725	$15,146	$15,212	$13,960	$12,554	$13,831	$13,919
Average equity	498	496	470	442	342	309	280	488	311
Average core deposits	1	1	1	—	1	1	—	1	1
Average total deposits	1	1	1	—	1	1	—	1	1
Return on average assets	.88%	.75%	.87%	1.03%	.95%	.88%	1.10%	.83%	.97%
Return on average equity	22.35	21.39	27.08	35.37	42.14	39.92	49.50	23.53	43.59
Efficiency ratio	34.85	42.42	37.72	20.75	21.00	34.35	27.64	38.11	27.58

National Recreation Finance

Net interest income (TE)	$15,877	$16,784	$16,799	$16,960	$16,581	$15,900	$15,386	$49,460	$47,867
(Benefit) provision for credit losses	(2,213)	(2,295)	5,757	9,867	6,248	1,171	8,192	1,249	15,611

Net interest income after provision	18,090	19,079	11,042	7,093	10,333	14,729	7,194	48,211	32,256
Noninterest income	29	30	11	(16)	—	(5)	(6)	70	(11)
Noninterest expense	3,295	3,949	5,378	2,752	1,843	1,709	1,471	12,622	5,023

Income before taxes	14,824	15,160	5,675	4,325	8,490	13,015	5,717	35,659	27,222
Income tax expense and TE adjustment	5,603	5,731	2,145	1,635	3,210	4,920	2,160	13,479	10,290

Net income	$9,221	$9,429	$3,530	$2,690	$5,280	$8,095	$3,557	$22,180	$16,932

Average assets	$3,111	$3,210	$3,151	$3,107	$2,980	$2,817	$2,707	$3,157	$2,835
Average equity	163	171	180	208	202	191	181	171	191
Average core deposits	—	—	1	1	2	2	2	—	2
Average total deposits	—	—	1	1	2	3	2	—	2
Return on average assets	1.18%	1.18%	.45%	.34%	.70%	1.15%	.53%	.94%	.80%
Return on average equity	22.42	22.12	7.96	5.12	10.39	17.00	7.99	17.32	11.84
Efficiency ratio	20.71	23.49	31.99	16.24	11.11	10.75	9.57	25.48	10.50

(1)	Includes the Altegra and Loan Zone portfolios

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006			2005				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005

Asset Management

Net interest income (TE)	$32,400	$31,445	$31,058	$30,376	$29,629	$29,220	$29,067	$94,903	$87,916
Provision (benefit) for credit losses	1,526	(3,767)	703	5,353	526	1,196	560	(1,538)	2,282

Net interest income after provision	30,874	35,212	30,355	25,023	29,103	28,024	28,507	96,441	85,634
Noninterest income	86,921	92,818	85,185	83,666	84,949	90,781	84,601	264,924	260,331
Noninterest expense	80,312	79,522	80,178	86,615	83,735	76,687	79,041	240,012	239,463

Income before taxes	37,483	48,508	35,362	22,074	30,317	42,118	34,067	121,353	106,502
Income tax expense and TE adjustment	14,169	18,336	13,367	8,344	11,460	15,921	12,877	45,872	40,258

Net income	$23,314	$30,172	$21,995	$13,730	$18,857	$26,197	$21,190	$75,481	$66,244

Average assets	$3,733	$3,652	$3,583	$3,600	$3,477	$3,356	$3,295	$3,657	$3,377
Average equity	400	399	401	455	456	453	450	400	453
Average core deposits	1,964	2,000	1,947	1,861	1,807	1,888	1,943	1,970	1,879
Average total deposits	2,125	2,162	2,076	2,001	1,941	2,018	2,070	2,121	2,009
Return on average assets	2.48%	3.31%	2.49%	1.51%	2.15%	3.13%	2.61%	2.76%	2.62%
Return on average equity	23.11	30.35	22.22	11.97	16.42	23.20	19.09	25.22	19.55
Efficiency ratio	67.31	63.99	68.97	75.95	73.08	63.91	69.54	66.70	68.76

Parent and Other

Net interest expense (TE)	($96,126)	($75,603)	($64,800)	($74,196)	($75,142)	($93,754)	($105,030)	($236,529)	($273,926)
Benefit related to credit losses	(15,591)	(7,893)	(11,025)	(14,249)	(514)	(14,409)	(8,541)	(34,509)	(23,464)

Net interest expense after provision	(80,535)	(67,710)	(53,775)	(59,947)	(74,628)	(79,345)	(96,489)	(202,020)	(250,462)
Noninterest income	66,494	44,492	94,847	31,289	36,649	89,368	78,491	205,833	204,508
Noninterest expense	110,587	120,583	105,883	241,902	113,054	161,052	179,062	337,053	453,168

Loss before taxes	(124,628)	(143,801)	(64,811)	(270,560)	(151,033)	(151,029)	(197,060)	(333,240)	(499,122)
Income tax benefit and TE adjustment	(87,152)	(82,475)	(72,207)	(147,956)	(76,024)	(96,258)	(89,145)	(241,834)	(261,427)

Net (loss) income	($37,476)	($61,326)	$7,396	($122,604)	($75,009)	($54,771)	($107,915)	($91,406)	($237,695)

Unusual items (pretax)
Straight-line operating lease rent adjustment	—	—	—	—	—	—	($28,997)	—	($28,997)
Severance and related charges	($11,751)	($8,588)	($3,706)	($49,129)	($5,431)	($5,138)	(8,215)	($24,045)	(18,784)
Charitable Foundation contribution	—	—	—	(29,945)	—	—	—	—	—
Principal investment losses	—	(6,000)	—	—	—	—	—	(6,000)	—
UAL Guarantee reversal	1,140	3,527	31,333	—	—	—	—	36,000	—
Gain (loss) on the securitization of automobile receivables	—	—	3,464	(28,708)	—	—	—	3,464	—
Auto lease residual recovery	—	—	—	—	20,577	1,774	—	—	22,351
Bank stock fund gains (losses)	—	1	11,122	2,943	(404)	2,122	8,479	11,123	10,197

Total	($10,611)	($11,060)	$42,213	($104,839)	$14,742	($1,242)	($28,733)	$20,542	($15,233)

Unusual items (after tax)
Straight-line operating lease rent adjustment	—	—	—	—	—	—	($18,848)	—	($18,848)
Severance and related charges	($7,638)	($5,582)	($2,409)	($31,934)	($3,530)	($3,341)	(5,341)	($15,629)	(12,212)
Charitable Foundation contribution	—	—	—	(19,464)	—	—	—	—	—
Tax accrual adjustments	2,499	1,028	12,218	20,782	(12,997)	(1,744)	(12,558)	15,745	(27,299)
Principal investment losses	—	(3,900)	—	—	—	—	—	(3,900)	—
UAL Guarantee reversal	741	2,293	20,367	—	—	—	—	23,401	—
Gain (loss) on the securitization of automobile receivables	—	—	2,252	(18,661)	—	—	—	2,252	—
Auto lease residual recovery	—	—	—	—	13,375	1,153	—	—	14,528
Bank stock fund gains (losses)	—	1	7,229	1,914	(263)	1,379	5,511	7,230	6,627

Total	($4,398)	($6,160)	$39,657	($47,363)	($3,415)	($2,553)	($31,236)	$29,099	($37,204)

Average assets	$12,438	$12,197	$12,612	$13,660	$15,072	$15,671	$16,574	$12,415	$15,767
Average core deposits	(259)	34	(55)	(195)	128	401	834	(93)	451
Average total deposits	5,446	5,683	7,424	8,239	10,012	7,216	9,447	6,176	8,894

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006			2005				YTD
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005
Consolidated

Net interest income (TE)	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$3,500,700	$3,534,526
Provision for credit losses	72,932	59,917	27,043	131,868	55,452	25,827	70,447	159,892	151,726

Net interest income after provision	1,076,425	1,107,646	1,156,737	1,060,080	1,151,658	1,144,652	1,086,490	3,340,808	3,382,800
Noninterest income	916,475	784,081	655,647	777,260	746,423	981,028	799,608	2,356,203	2,527,059
Noninterest expense	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	1,147,877	3,506,648	3,483,839

Income before taxes	808,702	717,952	663,709	570,122	741,768	946,031	738,221	2,190,363	2,426,020
Income tax expense and TE adjustment	257,355	245,026	204,902	171,993	263,937	320,904	254,079	707,283	838,920

Net income	$551,347	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142	$1,483,080	$1,587,100

Unusual items (pretax)
Auto lease residual recovery	—	—	—	—	$20,577	$1,774	—	—	$22,351
Gain (loss) on the securitization of automobile receivables	—	—	$3,464	($28,708)	—	—	—	$3,464	—
Gain on sale of commercial leases	$1,606	$25,659	—	—	—	—	—	27,265	—
Commercial lease residual recovery	—	—	—	—	4,903	—	—	—	4,903
Principal investment gains, net	30,270	24,430	33,825	24,189	13,537	9,107	$10,323	88,525	32,967
UAL Guarantee reversal	1,140	3,527	31,333	—	—	—	—	36,000	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	(28,997)	—	(28,997)
Severance and related charges, net	(11,751)	(8,588)	(3,706)	(49,129)	(5,431)	(5,138)	(8,215)	(24,045)	(18,784)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	16,001	—	—	—	16,001
Charitable Foundation contribution	—	—	—	(29,945)	—	—	—	—	—
Changes in MSR model and assumptions	—	(55,983)	—	—	—	(20,259)	59,363	(55,983)	39,104
Bank stock fund gains (losses)	—	1	11,122	2,943	(404)	2,122	8,479	11,123	10,197

Total	$21,265	($10,954)	$76,038	($80,650)	$49,183	($12,394)	$40,953	$86,349	$77,742

Unusual items (after tax)
Auto lease residual recovery	—	—	—	—	$13,375	$1,153	—	—	$14,528
Gain (loss) on the securitization of automobile receivables	—	—	$2,252	($18,661)	—	—	—	$2,252	—
Gain on sale of commercial leases	$1,044	$16,678	—	—	—	—	—	17,722	—
Commercial lease residual recovery	—	—	—	—	3,187	—	—	—	3,187
Principal investment gains, net	19,676	15,880	21,986	15,723	8,799	5,919	$6,710	57,542	21,428
UAL Guarantee reversal	741	2,293	20,367	—	—	—	—	23,401	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	(18,848)	—	(18,848)
Severance and related charges, net	(7,638)	(5,582)	(2,409)	(31,934)	(3,530)	(3,341)	(5,341)	(15,629)	(12,212)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	10,401	—	—	—	10,401
Charitable Foundation contribution	—	—	—	(19,464)	—	—	—	—	—
Changes in MSR model and assumptions	—	(36,389)	—	—	—	(13,168)	38,586	(36,389)	25,418
Tax accrual adjustments	12,299	1,028	12,218	20,782	(12,997)	(1,744)	542	25,545	(14,199)
Bank stock fund gains (losses)	—	1	7,229	1,914	(263)	1,379	5,511	7,230	6,627

Total	$26,122	($6,091)	$61,643	($31,640)	$18,972	($9,802)	$27,160	$81,674	$36,330

Average assets	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$139,280	$141,076
Average equity	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,574	12,838
Average core deposits	69,419	69,434	67,979	68,160	68,462	67,728	67,109	68,950	67,770
Average total deposits	83,507	82,807	82,987	84,018	84,759	80,622	81,522	83,102	82,313
Return on average assets	1.58%	1.35%	1.33%	1.10%	1.31%	1.80%	1.42%	1.42%	1.50%
Return on average total equity	17.24	15.10	14.92	12.59	14.61	19.66	15.37	15.77	16.53
Efficiency ratio	57.33	60.17	62.85	64.65	59.16	54.95	59.10	60.01	57.65

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005
ASSETS
Available for sale securities, at cost	$7,897	$7,915	$7,810	$7,854	$7,889	$7,661	$7,635	$7,744	$7,779	$7,796	$7,698	$7,478	$7,409

Portfolio loans:
Commercial	$29,594	$29,514	$29,530	$29,045	$28,656	$28,429	$27,644	$27,447	$27,355	$27,437	$27,586	$27,326	$27,437
Commercial construction	3,798	3,739	3,636	3,585	3,520	3,415	3,410	3,456	3,414	3,340	3,295	3,202	3,077
Commercial real estate	11,992	12,015	12,172	12,197	12,119	11,981	11,922	11,964	12,175	12,254	12,064	12,138	12,036
Residential real estate	24,425	30,203	30,706	31,368	31,842	32,225	32,890	33,118	32,774	32,672	32,809	32,882	33,459
Home equity lines of credit	15,401	15,696	15,784	16,798	17,070	17,400	20,524	20,932	21,477	21,435	21,345	22,630	22,450
Credit card and other unsecured lines of credit	2,710	2,645	2,610	2,577	2,529	2,479	2,484	2,505	2,555	2,519	2,436	2,453	2,421
Other consumer	5,393	5,283	5,234	5,902	6,033	6,101	6,050	6,057	5,978	5,678	5,771	7,990	7,934

Total portfolio loans	$93,313	$99,095	$99,672	$101,472	$101,769	$102,030	$104,924	$105,479	$105,728	$105,335	$105,306	$108,621	$108,814

Loans held for sale or securitization:
Commercial	$44	$52	$50	$100	$66	$39	$13	$11	$11	$14	$33	$27	$17
Commercial real estate	167	92	90	107	108	213	136	47	73	121	174	72	49
Residential real estate:
National City Mortgage	5,395	5,674	5,830	5,850	5,825	5,605	5,220	5,327	6,014	6,784	7,069	7,442	8,271
First Franklin	3,750	3,799	3,745	3,133	2,693	2,481	2,278	2,061	2,603	2,642	2,920	3,408	3,314
National Home Equity	1,043	775	471	652	592	427	258	124	—	—	—	—	—
National City Home Loan Services	5,349	—	—	—	—	—	—	—	—	—	—	—	—

Total residential real estate loans held for sale	15,537	10,248	10,046	9,635	9,110	8,513	7,756	7,512	8,617	9,426	9,989	10,850	11,585
Automobile loans	—	—	—	—	—	—	—	—	—	—	2,178	—	—
Credit card loans	—	—	—	—	—	—	398	425	425	415	207	—	—
Home equity lines of credit	3,289	2,928	2,736	3,746	3,574	3,055	407	613	—	—	—	47	—
Student loans	14	18	12	4	3	4	4	4	4	4	3	4	8

Total loans held for sale or securitization	$19,051	$13,338	$12,934	$13,592	$12,861	$11,824	$8,714	$8,612	$9,130	$9,980	$12,584	$11,000	$11,659

LIABILITIES
Deposits:
Noninterest bearing	$16,593	$16,804	$16,818	$16,960	$16,861	$17,355	$16,830	$16,607	$16,844	$17,606	$17,809	$17,844	$18,336
NOW and money market accounts	28,819	28,842	28,771	28,865	28,731	29,023	28,603	28,201	28,282	28,401	28,115	27,963	28,046
Savings accounts	1,854	1,895	1,960	2,012	2,038	2,077	2,098	2,089	2,128	2,172	2,185	2,211	2,250
Consumer time	22,049	22,025	21,826	21,671	21,534	21,188	20,959	20,684	20,574	20,370	20,115	19,688	19,567

Core deposits	69,315	69,566	69,375	69,508	69,164	69,643	68,490	67,581	67,828	68,549	68,224	67,706	68,199
Other	5,278	5,259	5,095	5,249	6,167	6,136	6,453	6,553	6,612	6,863	6,753	7,253	7,352
Foreign	8,933	9,232	8,469	8,696	7,383	6,478	6,771	8,976	9,709	7,729	9,479	9,510	8,680

Total deposits	$83,526	$84,057	$82,939	$83,453	$82,714	$82,257	$81,714	$83,110	$84,149	$83,141	$84,456	$84,469	$84,231

Federal funds borrowed and security repurchase agreements	$7,903	$6,625	$6,130	$5,759	$4,773	$4,811	$5,684	$5,891	$6,988	$7,541	$8,986	$7,953	$7,645
Borrowed funds	2,168	1,846	1,772	2,373	3,602	2,298	1,968	2,635	1,981	3,059	2,401	3,124	3,585
Long-term debt	27,451	29,132	31,648	32,925	32,940	33,402	33,128	31,374	30,622	31,452	31,394	32,501	33,105

Memo:
Noninterest bearing escrow balances	$4,129	$4,273	$4,343	$4,218	$4,006	$4,031	$3,824	$3,620	$3,506	$4,136	$4,346	$4,555	$4,790
Interest bearing escrow balances	128	134	148	144	139	133	134	135	140	139	135	134	132
Noninterest bearing deposits excluding escrow balances	12,464	12,531	12,475	12,742	12,855	13,324	13,006	12,987	13,338	13,470	13,463	13,289	13,546
Core deposits excluding escrow balances	65,058	65,159	64,884	65,146	65,019	65,479	64,532	63,826	64,182	64,274	63,743	63,017	63,277

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005

COMMON STOCK ROLLFORWARD
Beginning balance	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8
Shares issued under stock award plans	.6	.2	.6	.9	1.9	.8	.9	1.3	.9	.5	.4	.1	.4
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	—	—	—	—	—	—
Shares repurchased under repurchase authorizations	(2.0)	(1.7)	(.6)	(5.6)	(1.2)	(.9)	(1.0)	(4.4)	(2.1)	(.4)	(4.6)	(9.7)	(6.3)
Shares exchanged for stock award plans	—	(.1)	(.2)	(.1)	(.3)	(.4)	(.2)	(.4)	—	(.1)	(.1)	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—	—

Ending Balance	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	2.0	1.7	.6	5.6	1.2	.9	1.0	4.4	2.1	.4	4.6	9.7	6.3
Average price per share of repurchased common shares	$36.21	$36.32	$36.31	$36.12	$37.00	$34.92	$34.62	$34.05	$33.96	$33.78	$32.70	$32.64	$34.79
Total cost	$71.1	$62.4	$22.3	$204.3	$44.4	$30.6	$35.8	$149.6	$70.7	$14.0	$150.4	$315.5	$216.2
Common shares remaining under authorization	14.1	16.1	17.8	18.4	24.0	25.2	26.1	27.1	31.5	33.6	34.0	38.6	8.3
Shares outstanding:
Average basic	602.7	603.7	605.1	608.9	610.3	609.8	609.6	610.9	615.1	615.1	615.7	623.8	633.0
Average diluted	611.0	611.9	613.3	617.5	619.4	617.7	617.7	618.6	622.7	622.8	622.8	630.4	641.6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS (1)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005

Line of business staff:
Consumer and Small Business Financial Services	12,764	12,787	12,807	12,780	12,481	12,494	12,488	12,418	12,437	12,315	12,274	12,359	12,700
Wholesale Banking	2,459	2,472	2,427	2,427	2,442	2,449	2,458	2,454	2,491	2,498	2,507	2,500	2,499
National City Mortgage	6,837	6,860	6,937	7,088	7,268	7,344	7,305	7,345	7,352	7,673	7,703	7,749	7,831
National Consumer Finance
First Franklin Financial Corporation	2,475	2,446	2,441	2,451	2,390	2,390	2,406	2,432	2,412	2,571	2,676	2,681	2,716
National City Home Loan Services	593	573	567	579	560	554	518	510	517	510	510	447	442
National Home Equity	440	435	436	469	468	474	484	488	494	503	504	507	514
National Recreation Finance	1	4	10	10	49	49	52	52	52	56	63	64	65

Total National Consumer Finance	3,509	3,458	3,454	3,509	3,467	3,467	3,460	3,482	3,475	3,640	3,753	3,699	3,737
Asset Management	1,486	1,505	1,513	1,518	1,525	1,532	1,520	1,511	1,502	1,506	1,526	1,519	1,518
Corporate support staff(2)	6,566	6,609	6,600	6,629	6,600	6,576	6,617	6,596	6,602	6,638	6,707	6,762	6,848

Total Employees	33,621	33,691	33,738	33,951	33,783	33,862	33,848	33,806	33,859	34,270	34,470	34,588	35,133

(1)	Represents period-end, active, full-time equivalent employees

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005

Average Total Deposits(1)	$56,392	$56,367	$56,425	$56,481	$55,965	$56,028	$55,498	$54,770	$54,694	$54,949	$54,461	$53,910	$53,908
DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,002	$2,988	$3,059	$3,095	$3,123	$3,306	$3,252	$3,210	$3,147	$3,135	$3,096	$3,136	$3,187
Number of accounts(3)	1,723	1,729	1,720	1,717	1,711	1,715	1,726	1,733	1,737	1,737	1,747	1,759	1,765

Interest Bearing Checking
Average total balance	$8,030	$8,037	$8,073	$8,133	$8,109	$8,326	$8,098	$7,929	$8,010	$8,035	$7,900	$7,852	$7,869
Number of accounts(3)	1,108	1,095	1,075	1,061	1,044	1,025	1,008	991	979	969	961	947	938

Money Market Savings
Average total balance	$13,710	$13,753	$13,762	$13,822	$13,773	$13,697	$13,683	$13,556	$13,481	$13,376	$13,261	$13,259	$13,349
Number of accounts(3)	948	933	905	888	869	851	836	815	794	779	768	757	748

Regular savings
Average total balance	$1,605	$1,652	$1,717	$1,764	$1,793	$1,819	$1,833	$1,815	$1,839	$1,864	$1,896	$1,924	$1,956
Number of accounts(3)	556	563	574	583	591	599	607	616	624	634	642	652	663

Business Deposits:
Average total balance	$8,631	$8,539	$8,611	$8,619	$8,304	$8,289	$8,285	$8,200	$8,324	$8,773	$8,772	$8,653	$8,583
Number of accounts(3)	402	400	396	395	394	392	390	388	387	387	387	386	385

Time Deposits:
Average total balance	$21,311	$21,294	$21,107	$20,957	$20,767	$20,506	$20,259	$19,980	$19,828	$19,692	$19,475	$19,031	$18,916
Number of accounts(3)	1,053	1,054	1,048	1,039	1,038	1,032	1,022	1,013	1,007	1,005	1,004	996	985

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	2,110	3,074	2,531	2,491	2,421	1,966	2,702	3,853	1,792	1,854	1,879	2,148	1,939
Other(5)	1,912	2,331	2,098	2,057	2,264	1,689	1,570	1,022	997	879	969	1,075	1,253
Home equity and other lines of credit	6,550	6,720	5,087	6,541	6,577	6,912	6,193	4,581	4,157	5,044	5,527	6,466	7,326

Total consumer loan originations	10,572	12,125	9,716	11,089	11,262	10,567	10,465	9,456	6,946	7,777	8,375	9,689	10,518

BANK BRANCHES AND OTHER
Total bank branches	1,253	1,254	1,248	1,245	1,243	1,231	1,230	1,230	1,227	1,220	1,220	1,221	1,217
ATMs	1,960	1,957	1,960	1,968	1,967	1,954	1,949	1,945	1,938	1,935	1,934	1,933	1,930
Online banking customers	1,572,084	1,539,606	1,492,613	1,462,992	1,421,577	1,390,907	1,359,249	1,328,120	1,298,121	1,276,855	1,261,859	1,242,613	1,224,089

(1)	Restated to reflect the reassignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$59,744	$58,736	$59,217	$61,230	$62,131	$62,669	$66,748	$66,047	$65,010	$64,290	$63,914	$65,084	$64,831
Estimated change due to market impact	731	963	446	(551)	(594)	452	939	6	1,039	316	1,146	(488)	243
Other activity, net	(7)	45	(927)	(1,462)	(307)	(990)	(5,018)	695	(2)	404	(770)	(682)	10

Value at end of period	60,468	59,744	58,736	59,217	61,230	62,131	62,669	66,748	66,047	65,010	64,290	63,914	65,084

Non-managed assets:
Value at beginning of period	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439
Estimated change due to market impact	875	8	839	(168)	(192)	456	306	(14)	934	269	896	(713)	(299)
Other activity, net	251	(22)	698	(204)	421	(70)	4,372	(133)	(197)	252	(213)	108	11

Value at end of period	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151

Total assets at end of period	$111,378	$109,528	$108,534	$107,478	$109,863	$110,535	$110,687	$110,088	$109,534	$107,760	$106,519	$105,460	$107,235

Proprietary mutual fund assets (included above)	$11,946	$11,879	$11,672	$11,848	$11,833	$11,828	$12,198	$12,078	$12,040	$12,213	$11,567	$11,653	$11,900
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005

ORIGINATION AND SALES DATA
Applications(1)	$5,871	$6,462	$5,361	$5,979	$6,508	$6,017	$7,137	$5,517	$5,648	$4,579	$6,029	$6,330	$7,244

Percentage of applications represented by refinances	56%	52%	48%	46%	46%	45%	47%	49%	53%	53%	50%	53%	55%

Originations:
Retail	$2,196	$2,439	$2,225	$2,625	$2,571	$2,294	$2,398	$1,994	$1,803	$2,253	$2,462	$2,710	$2,828
Wholesale	1,225	1,318	1,030	1,343	1,336	1,260	1,438	1,138	1,107	1,444	1,392	1,790	2,118
Less: loan originations for other units(NHE) and portfolio	(398)	(402)	(366)	(404)	(408)	(427)	(430)	(373)	(334)	(395)	(423)	(465)	(460)

Total originations for sale	$3,023	$3,355	$2,889	$3,564	$3,499	$3,127	$3,406	$2,759	$2,576	$3,302	$3,431	$4,035	$4,486

Percentage of originations represented by refinances	52%	48%	47%	43%	46%	48%	50%	55%	55%	48%	51%	54%	51%

Loan Sales:
Loans sold servicing retained	$2,581	$2,325	$2,504	$2,868	$2,549	$2,167	$2,198	$3,028	$3,010	$3,347	$2,863	$4,579	$4,558
Loans sold servicing released	231	463	316	235	237	266	258	161	108	202	242	164	177

Total loan sales	$2,812	$2,788	$2,820	$3,103	$2,786	$2,433	$2,456	$3,189	$3,118	$3,549	$3,105	$4,743	$4,735

SERVICING DATA
Mortgage loans serviced for third parties	$162,202	$161,653	$160,895	$161,096	$160,652	$160,777	$160,983	$161,380	$160,441	$159,580	$159,040	$159,230	$158,039

(1)	Includes loans originated for sale and to be held in portfolio

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN STATISTICS(1)
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005

ORIGINATION AND SALES DATA
Applications(2)	$4,024	$4,707	$4,033	$4,583	$4,137	$3,348	$3,633	$3,233	$3,123	$3,605	$3,711	$4,100	$4,737

Originations:
Total loan originations	$2,370	$2,891	$2,481	$2,696	$2,290	$1,790	$2,036	$1,777	$1,765	$2,327	$2,203	$2,580	$2,764
Less: portfolio loan originations	—	(1)	—	(1)	—	—	(222)	(199)	(459)	(223)	(654)	(560)	(295)

Total originations for sale	$2,370	$2,890	$2,481	$2,695	$2,290	$1,790	$1,814	$1,578	$1,306	$2,104	$1,549	$2,020	$2,469

Percentage of originations represented by refinances	27%	28%	27%	24%	27%	29%	31%	34%	36%	32%	33%	33%	27%
Weighted-average note rate	8.43%	8.42%	8.39%	8.29%	8.29%	8.23%	8.19%	8.14%	8.10%	8.00%	7.83%	7.52%	7.37%
Weighted-average credit score(3)	648	649	651	652	649	653	654	651	652	655	652	654	657
Sales to third parties:
Loans sold servicing retained	$4,146	—	$2,649	$464	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219
Loans sold servicing released	—	$868	—	1,928	—	—	—	—	—	—	—	—	—

Total Loan sales	$4,146	$868	$2,649	$2,392	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219

Total loan sale revenue	$26	$12	$42	$59	$25	$29	$26	$23	$11	$29	$18	$23	$7

PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$8,302	$15,326	$16,000	$16,583	$17,281	$17,918	$18,254	$18,693	$18,774	$18,681	$18,801	$19,046	$19,490
Weighted-average note rate	7.83%	7.53%	7.51%	7.48%	7.45%	7.41%	7.34%	7.29%	7.25%	7.18%	7.12%	7.04%	6.97%
Weighted-average loan size	$95,025	$101,908	$102,390	$102,939	$103,645	$104,339	$106,513	$108,389	$109,371	$110,417	$111,752	$113,700	$116,404
Weighted-average credit score(3)(5)	635	644	644	645	645	647	647	647	646	652	652	652	652
First-lien weighted-average loan-to-value ratio(6)	77.92%	77.19%	77.25%	77.31%	77.37%	77.44%	77.48%	77.55%	77.57%	77.57%	77.58%	77.60%	77.66%

SERVICING DATA
Mortgage loans serviced for third parties	$28,626	$24,952	$25,521	$23,288	$23,287	$22,021	$20,232	$19,391	$18,266	$16,909	$15,105	$13,799	$10,958

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Includes loans originated for sale and to be held in portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	These loans are retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

Unaudited
National City Corporation
DETAIL OF FIRST FRANKLIN RESULTS
(In thousands)

	For the Three Months Ended September 30, 2006				For the Three Months Ended September 30, 2005
	First Franklin				First Franklin
	Origination				Origination
	and Sales(1)	NCHLS(2)	Eliminations(3)	Total	and Sales(1)	NCHLS(2)	Eliminations(3)	Total

Net Interest Income	$20,032	$80,048	$67,726	$167,806	$22,051	$102,233	$81,544	$205,828
Provision for credit losses	1,000	(4,011)	—	(3,011)	726	8,306	—	9,032

Net interest income after provision	19,032	84,059	67,726	170,817	21,325	93,927	81,544	196,796
Noninterest income	100,456	6,010	(14,982)	91,484	71,805	11,698	(35,505)	47,998
Noninterest expense	82,232	52,093	(3)	134,322	81,840	29,294	(15)	111,119

Income before taxes	37,256	37,976	52,747	127,979	11,290	76,331	46,054	133,675
Income tax expense and TE adjustment	14,083	14,355	19,938	48,376	4,267	28,853	17,408	50,528

Net income	$23,173	$23,621	$32,809	$79,603	$7,023	$47,478	$28,646	$83,147

	For the Nine Months Ended September 30, 2006				For the Nine Months Ended September 30, 2005
	First Franklin				First Franklin
	Origination				Origination
	and Sales(1)	NCHLS(2)	Eliminations(3)	Total	and Sales(1)	NCHLS(2)	Eliminations(3)	Total

Net Interest Income	$49,258	$291,475	$193,155	$533,888	$61,855	$336,571	$216,128	$614,554
Provision for credit losses	1,643	8,619	—	10,262	(429)	(521)	28	(922)

Net interest income after provision	47,615	282,856	193,155	523,626	62,284	337,092	216,100	615,476
Noninterest income	285,474	41,721	(37,133)	290,062	289,895	22,372	(101,400)	210,867
Noninterest expense	235,328	141,711	(35)	377,004	238,469	85,249	(21)	323,697

Income before taxes	97,761	182,866	156,057	436,684	113,710	274,215	114,721	502,646
Income tax expense and TE adjustment	36,954	69,123	58,989	165,066	42,982	103,654	43,364	190,000

Net income	$60,807	$113,743	$97,068	$271,618	$70,728	$170,561	$71,357	$312,646

(1)	Represents the results of First Franklin origination and sales activities, including both intercompany and external sales.

(2)	Represents income and expenses associated with the retained First Franklin portfolio, as well as loans serviced for third parties.

(3)	Represents eliminations of intercompany gain on sale between First Franklin and National City Home Loan Services(NCHLS) and related amortization of intercompany premiums.